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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NPS PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Not Applicable
	(2)	Aggregate number of securities to which transaction applies: Not Applicable
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Not Applicable
	(4)	Proposed maximum aggregate value of transaction: Not Applicable
	(5)	Total fee paid: Not Applicable
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: Not Applicable
	(2)	Form, Schedule or Registration Statement No.: Not Applicable
	(3)	Filing Party: Not Applicable
	(4)	Date Filed: Not Applicable

550 Hills Drive, 3rd Floor
Bedminster, New Jersey 07921

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 18, 2011 at 2:00 p.m. (ET)
at
The Bernards Inn
27 Mine Brook Road
Bernardsville, NJ 07924
(908) 766-0002

TO THE STOCKHOLDERS OF NPS PHARMACEUTICALS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NPS Pharmaceuticals, Inc., a Delaware corporation, will be held on Wednesday, May 18, 2011, at 2:00 p.m. (ET) at The Bernards Inn, located at 27 Mine Brook Road, Bernardsville, NJ 07924 for the purposes of considering and acting on the following items:

  1.
  to elect eight members to the Board of Directors, each for a term of one year;

  2.
  to amend our 2005 Omnibus Incentive Plan to increase by 4,650,000 shares the aggregate number of shares of common stock reserved for issuance thereunder;

  3.
  to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 to 175,000,000 shares;

  4.
  to hold an advisory vote on executive compensation;

  5.
  to hold an advisory vote on the frequency of the advisory vote on executive compensation;

  6.
  to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

  7.
  to transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

        The Board of Directors has fixed the close of business on March 28, 2011, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders and at any adjournment thereof. This notice and the accompanying Proxy Statement are being mailed on or about April 18, 2011.

                      By Order of the Board of Directors

                      Edward Stratemeier
                       Senior Vice President, Legal Affairs,
                      General Counsel and Corporate Secretary

Bedminster, New Jersey
April 15, 2011

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 18, 2011: Our Annual Report to Stockholders and the accompanying Proxy Statement are available online at www.proxyvote.com.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:
Why am I receiving these materials?

A:
We sent you this Notice of Annual Meeting, Proxy Statement and the accompanying Proxy Card because according to our stockholder records you own shares of common stock of NPS Pharmaceuticals, Inc. ("NPS", the "Company", "we", "us", or "our"), a Delaware corporation with its principal executive offices located at 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921. Any record or beneficial holder of shares of NPS common stock at the close of business on March 28, 2011 is entitled to vote those shares at the upcoming Annual Meeting of Stockholders ("Annual Meeting"), which will be held on Wednesday, May 18, 2011 at 2:00 p.m. (ET), at The Bernards Inn, located at 27 Mine Brook Road, Bernardsville, NJ 07924. Our Board of Directors (or the "Board") is soliciting your proxy to vote at the Annual Meeting. All stockholders are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the accompanying Proxy Card, or follow the instructions below to submit your proxy by telephone or on the Internet. Although the Annual Report and Proxy Statement are being delivered together, the Annual Report should not be deemed to be a part of the Proxy Statement.

Q:
What information is contained in this Proxy Statement?

A:
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board and Board committees, the compensation of directors and certain executive officers for the 2010 fiscal year, and certain other required information.

Q:
What items of business will be voted on at the Annual Meeting?

A:
Items of business scheduled to be voted on at the Annual Meeting are:

•
the election of eight directors, each for a term of one year (Proposal No. 1);

•
to amend our 2005 Omnibus Incentive Plan to increase by 4,650,000 shares the aggregate number of shares of common stock reserved for issuance thereunder (Proposal No. 2);

•
to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 shares to 175,000,000 shares (Proposal No. 3);

•
an advisory vote on executive compensation (Proposal No. 4);

•
an advisory vote on the frequency of the advisory vote on executive compensation (Proposal No. 5); and

•
the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2011 fiscal year (Proposal No. 6).

  We will also consider any other business as may properly come before the meeting or any adjournment thereof. See "What happens if additional matters are presented at the Annual Meeting?" below.

Q:
How does the Board recommend that I vote?

A:
For the reasons set forth in more detail later in the Proxy Statement, our Board recommends that you vote your shares "FOR ALL" of the nominees to the Board, "FOR" the increase of shares under our 2005 Omnibus Incentive Plan, "FOR" the amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, "FOR" the proposal regarding an advisory vote on executive compensation, "EVERY THREE YEARS" for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation, and "FOR" ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2011 fiscal year.

Q:
What shares can I vote?

A:
Each holder of NPS common stock is entitled to one vote for each share of common stock held as of the record date on each matter to be voted on at the Annual Meeting. March 28, 2011 is the record date for the Annual Meeting. You may vote all shares you own as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner through a broker, bank or other agent. On the record date, we had 67,700,050 shares of common stock issued, outstanding and entitled to vote at the meeting.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record—If, as of the record date, your shares are registered directly in your name with our transfer agent, Registrar and Transfer Company, you are considered to be the stockholder of record for those shares and we have sent these proxy materials directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to NPS or to a third party, or to vote in person at the Annual Meeting. We have enclosed or sent a Proxy Card for you to use.

  Beneficial Owner—If, as of the record date, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other agent, then you are considered to be the beneficial owner of shares held in "street name" and you have the right to direct your broker or nominee on how to vote the shares. You should receive these proxy materials from your broker, bank or other agent rather than from us. You should have also received, with this Proxy Statement, a Proxy Card and voting instructions from the organization that forwarded these proxy materials to you.

  The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

Q:
What if I have questions for the Company's transfer agent?

A:
Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07016
800-866-1340

Q:
How can I attend the Annual Meeting?

A:
You are entitled to attend the Annual Meeting only if you were an NPS stockholder or joint holder as of the close of business on March 28, 2011 or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares as a beneficial owner through a broker, bank or other agent in "street name," you should provide proof of beneficial ownership on the record date, such as your most recent account statement as of or prior to March 28, 2011, a copy of the voting instruction card provided by your broker, bank or other agent or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in "street name" may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or other agent that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in "street name", you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy or you may also vote on the internet or by telephone. If you hold shares beneficially in "street name", you may vote by submitting voting instructions to your broker, bank or other agent.

  By Internet—If you are a stockholder of record, you may go to http://www.proxyvote.com to vote on the Internet. You will be required to provide the company number and control number contained on your Proxy Cards. You will then be asked to complete an electronic Proxy Card. The votes will be generated on the computer screen and you will be prompted to submit or revise them as desired. If you hold shares beneficially in "street name", you should review the voting instructions received from your bank or broker to determine whether you can vote your shares on the Internet.

  By Telephone—If you are a stockholder of record, you may vote by using a touch-tone telephone and calling 1-800-690-6903 (toll-free) and following the recorded instructions. If you hold shares beneficially in "street name", you should review the voting instructions received from your bank or broker to determine whether you can vote your shares by telephone.

  By Mail—If you are a stockholder of record, you may submit your proxies by completing, signing and dating your Proxy Card and mailing them in the accompanying pre-addressed envelopes. If you hold shares beneficially in "street name" you may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q:
What is the deadline for voting my shares?

A:
If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you hold your shares beneficially in "street name" with a broker, bank, or other agent, please follow the voting instructions provided by that agent. You may vote your shares in person at the Annual Meeting only if you are a stockholder of record or if you hold your shares beneficially in "street name" and at the Annual Meeting you provide a legal proxy obtained from your broker, bank or other agent.

Q:
Can I change my vote or revoke my proxy?

A:
You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in "street name", you may change your vote by submitting new voting instructions to your broker, bank or other agent. If you have obtained a legal proxy from your broker or agent giving you the right to vote your shares, you may also change your vote by attending the meeting and voting in person.

Q:
Who can help answer my questions?

A:
If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact our Corporate Secretary or Office of General Counsel at (908) 450-5300 or by writing to NPS Pharmaceuticals, Inc., Attn: Corporate Secretary or Office of General Counsel, 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

Q:
Is my vote confidential?

A:
We handle proxy instructions, ballots and voting tabulations that identify individual stockholders in a manner that protects your voting privacy. Your vote will not be disclosed within NPS or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their Proxy Cards written comments, which are then forwarded to our management.

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented in person or by proxy at the Annual Meeting. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are considered present and entitled to vote at the Annual Meeting for purposes of determining a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count "FOR ALL", "WITHOLD ALL" and "FOR ALL EXCEPT" votes, with respect to the election of directors, "EVERY ONE YEAR", "EVERY TWO YEARS", "EVERY THREE YEARS" and "ABSTAIN", with respect to the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation, and, with respect to any other proposal, "FOR," "AGAINST" or "ABSTAIN" votes, as well as, in each case, broker non-votes.

  For the election of directors, you may vote "FOR ALL," "WITHOLD ALL" of the nominees or "FOR ALL EXCEPT" with respect to one or more of the nominees. For the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation, you may vote "EVERY ONE YEAR", "EVERY TWO YEARS", "EVERY THREE YEARS" or "ABSTAIN". For the other items of business, you may vote "FOR," "AGAINST", or "ABSTAIN." If you elect to "ABSTAIN," your vote will not be counted in determining whether a matter has been approved. If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

Q:
What is the voting requirement to approve each of the proposals?

A:
For the election of directors, the eight persons receiving the most affirmative votes at the Annual Meeting will be elected. For the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation, the choice which receives the most affirmative votes will be deemed the choice of the stockholders. For the proposal regarding an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, the affirmative vote of holders of a majority of the shares of common stock entitled to vote at the Annual Meeting will be required. All other proposals require the affirmative vote of a majority of the votes cast on those proposals at the Annual Meeting. Abstentions and "broker non-votes" are not counted for any purpose in determining whether a matter has been approved, but are considered present and entitled to vote at the Annual Meeting for purposes of determining a quorum.

  If you hold shares beneficially in "street name" and do not provide your broker, bank or other agent with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

  If you are a beneficial owner, your broker has authority to vote your shares for or against certain routine matters even if the broker does not receive voting instructions from you. The ratification of our independent registered public account firm is the only routine matter being considered at the Annual Meeting. Your broker or other nominee does not have the discretion to vote your shares on any other matter being considered at the Annual Meeting without receiving voting instructions from you. It is very important that you instruct your broker or other nominee how to vote on these matters. If you do not complete the voting instructions, your shares will not be considered in the election of the directors, on the advisory votes on executive compensation and the frequency of the advisory vote on executive compensation, with respect to the proposed increase of shares available for issuance under our 2005 Omnibus Incentive Plan, or with respect to the proposed amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock.

  If you are a registered stockholder and sign your Proxy Card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR ALL" of our nominees to the Board, "FOR" the increase of shares under our 2005 Omnibus Incentive Plan, "FOR" the amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, "FOR" the proposal regarding an advisory vote on executive compensation, "EVERY THREE YEARS" with respect to the proposal regarding the frequency of the advisory vote on executive compensation, and "FOR" ratification of the appointment of KPMG LLP as our independent registered public accounting firm).

Q:
What happens if additional matters are presented at the Annual Meeting?

A:
Other than the six items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidates as may be nominated by the Board.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple Proxy Cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Card. Please complete, sign, and date and return each NPS Proxy Card and voting instruction card that you receive to ensure that all of your shares are voted.

Q:
How may I obtain a separate set of proxy materials or request a single set for my household?

A:
The Securities and Exchange Commission, or SEC, has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

  This year, a number of brokers with account holders who are NPS stockholders will be "householding" our proxy materials. A single Proxy Statement and Annual Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement and Annual Report, you may direct your request as follows:

  •
  by notifying your broker;

  •
  by writing to Investor Relations, NPS Pharmaceuticals, Inc., 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921;

  •
  by contacting Investor Relations by telephone at (908) 450-5300;

  •
  by calling Broadridge toll-free at (800) 542-1061; or

  •
  by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

  If you revoke your consent, you will be removed from the householding program within thirty days of receipt of your revocation and each stockholder at your address will receive individual copies of our disclosure documents. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report at their address and would like to request "householding" of their communications should contact their broker or other intermediary, as applicable.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear the entire cost of solicitation of proxies including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy Card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of NPS common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners.

  To assist in soliciting proxies, we have retained The Proxy Advisory Group, a professional proxy solicitation firm, at an approximate cost of $9,000 plus reimbursement of certain out-of-pocket expenses. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers, or other regular employees of NPS. No additional compensation will be paid to directors, officers, or other regular employees for such services.

  We intend to mail this Proxy Statement and accompanying Proxy Card on or about April 18, 2011 to all stockholders entitled to vote at the Annual Meeting. In addition, this Proxy Statement and our Annual Report to Stockholders will be available on our website at www.npsp.com beginning on or about April 15, 2011.

Q:
How may I obtain a copy of the Company's 2010 Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2010?

A:
Our 2010 Annual Report to Stockholders, including financial statements for the year-ended December 31, 2010, is being distributed to all of our stockholders, together with this Proxy Statement, in satisfaction of the requirements of the SEC. A copy of our Annual Report on Form 10-K for the year-ended December 31, 2010 and the other periodic and current reports we file with the SEC are available on our website at www.npsp.com.

  You may request additional copies of the 2010 Annual Report to Stockholders and Form 10-K, at no charge, from our Investor Relations Department at (908) 450-5300 or by electronic mail at invest@npsp.com. You may also write to our Investor Relations Department at 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

Q:
What is the deadline to propose actions for consideration at next year's Annual Meeting of Stockholders?

A:
For a stockholder proposal to be considered for inclusion in our Proxy Statement and presented at the 2012 Annual Meeting of Stockholders, our Corporate Secretary must receive a written proposal at the address below no later than December 20, 2011. Proposals should be addressed to: NPS Pharmaceuticals, Attn: Corporate Secretary, 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

  For a stockholder proposal that is intended to be presented at the 2012 Annual Meeting of Stockholders, but not included in our Proxy Statement, the proposal must be received by our Corporate Secretary at the same address no earlier than the close of business on February 18, 2012 and no later than the close of business on March 19, 2012. Please review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals. You may contact the NPS Corporate Secretary at the above address for a copy of the relevant Bylaw provisions regarding the requirements of making stockholder proposals and nominating director candidates.

  No stockholder proposals were submitted and none are included for consideration at the 2011 Annual Meeting of Stockholders.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and publish final results on a Current Report on Form 8-K filed with the SEC, no later than May 24, 2011.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General Information

        Our Board of Directors currently consists of eight members, each of whom is a nominee for re-election at the 2011 Annual Meeting. Each nominee has indicated that he or she is willing to serve as a member of our Board, if elected, and our Board has no reason to believe that any nominee may become unable or willing to serve. There are no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director of the Company.

        Eight directors will be elected at the 2011 Annual Meeting for a term of one year expiring at the annual meeting of stockholders to occur in 2012 and will serve until their respective successors are duly elected and qualified, or until their earlier death, resignation, or removal. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The eight nominees receiving the most votes will be elected. Shares of registered stockholders which are represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.

        Our Nominating and Corporate Governance Committee has reviewed the qualifications and independence of the nominees for director, and, with each member of the Nominating and Corporate Governance Committee abstaining as to himself or herself, has recommended each of the other nominees for election to our Board.

  Qualifications of Directors and Nominees

        NPS is a clinical-stage biopharmaceutical company focused on the development of new treatment options for patients with rare gastrointestinal and endocrine disorders and high unmet medical needs. Our lead clinical programs involve two proprietary therapeutic peptides to restore or replace biological function: teduglutide and NPSP558. We also have a valuable royalty-based portfolio of marketed products and products in development. We are currently advancing two Phase 3 registration programs. Teduglutide, our analog of GLP-2, a peptide involved in the regeneration and repair of the intestinal lining, is in Phase 3 clinical development as GATTEX® (planned brand name) for parenteral nutrition (PN) dependent short bowel syndrome. NPSP558 is our recombinant full-length human parathyroid hormone (rhPTH (1-84)) that is in Phase 3 clinical development as a hormone replacement therapy for hypoparathyroidism, a rare hormone deficiency disorder in which patients are physiologically unable to regulate the levels of calcium and phosphates in their blood due to insufficient levels of endogenous parathyroid hormone. We complement our proprietary programs with a royalty-based portfolio of products and product candidates that includes agreements with Amgen, Kyowa Hakko Kirin, Nycomed, GSK and Ortho-McNeil Pharmaceutical.

        All of our director nominees have extensive experience in the life sciences industry. In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. Each director nominee has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to NPS and our Board. Finally, we value their significant experience on other company boards of directors and board committees, which provides them with an understanding of current corporate governance practices and trends, and compensation matters. Set forth below, in alphabetical order, is biographical information for each person nominated to serve on our Board of Directors.

OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD
OF EACH OF THE FOLLOWING NOMINEES

 Nominees For Election

Name	Biography	Qualifications
Michael W. Bonney, B.A. Director since 2005 Age 52	Mr. Bonney has served as a director since January 2005. Mr. Bonney has served since June 2003 as the president and chief executive officer and as a member of the Board of Directors of Cubist Pharmaceuticals, Inc., a public biopharmaceutical company. From January 2002 to June 2003, he served as its president and chief operating officer. From 1995 to 2001, he held various positions at Biogen, Inc., a public biopharmaceutical company, including vice president, sales and marketing from 1999 to 2001. Prior to 1999, Mr. Bonney held various positions in sales, marketing and strategic planning at Zeneca Pharmaceuticals, ending his eleven-year career there serving as National Business Director. Mr. Bonney has a B.A. in Economics from Bates College. Mr. Bonney is a trustee of Beth Israel Deaconess Medical Center, Chair of the Board of Trustees of Bates College, and a member of the Board of Directors of Pharmaceuticals Research and Manufacturers of America (PhARMA), a trade association representing research-based pharmaceutical and biotechnology companies in the United States.	Mr. Bonney has extensive employment experience with public pharmaceutical companies, including in senior executive positions. This experience makes him a valued asset to the Board, as it enables him to offer a unique insight into the management and operation of pharmaceutical companies engaged in the research, development and commercialization of pharmaceutical products, as well as the reporting and other responsibilities of public companies generally.

Name	Biography	Qualifications
Colin Broom, M.D. Director since 2009 Age 55

Dr. Broom has served as a director since July 2009. Since May 2004, he has been responsible for the leadership of all research and development and medical affairs activities at ViroPharma, a public biopharmaceutical company dedicated to the development and commercialization of products that address serious diseases treated by physician specialists and in hospital setting. From 2000 until 2003, Dr. Broom served as vice president of clinical development and medical affairs, Europe, for Amgen. Prior to serving at Amgen, he was vice president of clinical development for Hoechst Marion Roussel (now Sanofi-aventis) and for 14 years worked for Glaxo and then SmithKline Beecham (now GlaxoSmithKline) in a range of leadership positions of increasing responsibility, including head of global oncology and vice president of CNS/GI. Dr. Broom holds a bachelor of science degree in pharmacology from University College, London and a bachelor of medicine and bachelor of surgery degree from St. George's Hospital Medical School, London. He is a Member of the Royal College of Physicians and a Fellow of the Faculty of Pharmaceutical Medicine of the UK Colleges of Physicians.

Dr. Broom has extensive experience heading the research and development efforts of other biopharmaceutical companies. Together with his educational background, this experience enables him to provide valuable insight into the clinical development of proprietary products and other processes required to obtain approval of those products. For these reasons, Dr. Broom is a tremendous asset to our Board as we advance the development of our product candidates.

Name	Biography	Qualifications
Pedro Granadillo, B.S. Director since 2010 Age 63

Mr. Granadillo, who is now retired, has more than 30 years of pharmaceutical industry experience. At Eli Lilly and Company, he served as senior vice president of human resources, manufacturing and quality. As the company's top executive for human resources, manufacturing and quality, Mr. Granadillo was a member of the executive committee and responsible for managing an extensive network of pharmaceutical manufacturing facilities and for policies affecting the company's global workforce of more than 43,000 employees. Mr. Granadillo received a B.S. in industrial engineering from Purdue University. He currently serves as a director of Dendreon Corporation, Haemonetics Corporation, and Nile Therapeutics and previously served as a director of Noven Pharmaceuticals and First Indiana Bank.

Mr. Granadillo's extensive experience with public pharmaceutical companies in both senior management and Board positions are valuable assets contributing to his qualifications to serve as a member of our Board. Mr. Granadillo's lengthy management experience covers a wide variety of areas, including the manufacturing of products, executive compensation practices, organizational capability, portfolio management and succession plans.

Name	Biography	Qualifications
James G. Groninger, M.B.A. Director since 1988 Age 67

Mr. Groninger has served as a director since 1988. In February 2011, Mr. Groninger became CEO of TIPeR Development Corporation, a private biotechnology company licensing technology from the University of Pennsylvania to commercialize a technology using RNA to change cellular phenotypes. In February 2002, Mr. Groninger was appointed chief executive officer of LBS Technologies, Inc., a private biotechnology company focusing on RNA amplification and cellular therapy. Mr. Groninger founded in January 1995 and is president of The Bay South Company, a Richmond, Virginia-based provider of financial advisory and investment banking services. From 1988 through 1994, he served as a managing director, investment banking division, of PaineWebber Incorporated. Mr. Groninger serves as a director of Cygne Designs, Inc., a publicly held company and Layton BioScience, Inc., LBS Technologies, Inc., and Expression Pathology, Inc., private biotechnology companies. Mr. Groninger received a B.S. from Yale University and an M.B.A. degree from Harvard Business School, and has been certified with CPA and CFA designations.

Mr. Groninger's background includes service as CEO of a biotechnology company and membership on multiple boards of life sciences companies, which collectively give him a valuable understanding of industry challenges and trends. In addition, his experience in the financial services industry makes him a unique resource for the Board in connection with our financing efforts.

Name	Biography	Qualifications
Donald E. Kuhla, Ph.D. Director since 1991 Age 68

Dr. Kuhla has served as a director since 1991. From 1998 through January 2004, Dr. Kuhla was president and chief operating officer of Albany Molecular Research, Inc., a chemical contract research organization. From 1994 through 1998, Dr. Kuhla was vice president of Plexus Ventures, Inc., a business consulting firm. From 1990 to 1994, Dr. Kuhla held senior management positions with two venture capital-backed, biotechnology startup companies. His early career was spent in research and development and operations management positions with Pfizer Inc. and Rorer Group, Inc., his last position at Rorer being senior vice president of operations. Dr. Kuhla received a Ph.D. degree in Organic Chemistry from The Ohio State University.

As a result of Dr. Kuhla's extensive experience in the life sciences industry, including in senior executive positions, he provides the Board with valuable insight into issues facing companies that are similar to NPS. Dr. Kuhla also has a strong background in research and operations, which makes him an important resource for the Board as NPS continues to pursue the development of its product candidates.

Name	Biography	Qualifications
Francois Nader, M.D., M.B.A. Director Since 2008 Age 54

Dr. Nader has been President and Chief Executive Officer of NPS since March 2008. Dr. Nader joined NPS in June 2006 and served as Executive Vice President and Chief Operating Officer until March 2008. Before joining NPS, Dr. Nader was a venture partner at Care Capital, LLC, where he served as Chief Medical Officer of its Clinical Development Capital unit from July 2005 to June 2006. From 2000 to 2004, he served as Senior Vice President, Integrated Healthcare Markets and Senior Vice President, North America Medical and Regulatory Affairs with Aventis Pharmaceuticals. He also held similar positions at Hoechst Marion Roussel and served as Head of Global Commercial Operations at the Pasteur Vaccines division of Rhone-Poulenc. Dr. Nader is a trustee and treasurer of BioNJ, a trade association representing the biotechnology industry in New Jersey, and of the Healthcare Institute of New Jersey (HINJ), a trade association for the research-based pharmaceutical and medical technology industry in New Jersey. Dr. Nader received a French State Doctorate in Medicine from St. Joseph University (Lebanon) and a Physician Executive M.B.A. from the University of Tennessee.

In addition to benefiting from Dr. Nader's extensive experience in the life sciences industry and his background in research and development, the Board values his contributions as the only management representative on our Board. Dr. Nader provides management's perspective during Board discussions about the business and strategic direction of the Company and insight into all other aspects of the day-to-day operation of the Company.

Name	Biography	Qualifications
Rachel R. Selisker, CPA Director since 2005 Age 55

Ms. Selisker has served as a director since January 2005. Ms. Selisker is president of Seamark Advisors LLC and has provided financial consulting services in the healthcare sector since June 2007. She served from March 2006 to June 2007 as chief financial officer of AAIPharma Inc., a privately held contract research organization. From January 2001 to March 2006 she served as a managing director in the Raleigh, North Carolina office of Thompson Clive & Partners Inc., a venture capital firm based in London, where she focused on the life sciences sector. She served from July 1987 to February 2000 as the chief financial officer, and from February 2000 to January 2001 as senior vice president, global shared services, of Quintiles Transnational Corp., a publicly held global contract research organization. Ms. Selisker also served as director of Quintiles Transnational Corp. from November 1995 to February 2000. Ms. Selisker was a supervisor and staff accountant with the national accounting firm of Oppenheim, Appel, Dixon & Co. in Raleigh, North Carolina, from 1981 to 1987. She is a certified public accountant with extensive public accounting experience from 1976, when she graduated with her accounting degree from Wake Technical College in Raleigh, North Carolina until 1987, when she joined Quintiles. She also has served as a director of Labopharm, Inc., since November 2008.

In addition to experience in the life sciences industry, Ms. Selisker has extensive public company accounting experience, which includes service as chief financial officer of a public company for over twelve years. Ms. Selisker's accounting background and experience allow her to provide the Board with unique insight into public company accounting issues and challenges, and also qualify her to serve as the Board's Audit Committee financial expert, as defined in applicable SEC rules.

Name	Biography	Qualifications
Peter G. Tombros, M.S., M.B.A. Director since 1998 Age 68

Mr. Tombros has served as a director since 1998, and in January 2008 was appointed Chair of the Board. Since 2005, Mr. Tombros has served as professor and executive in residence in the Eberly College of Science BS/MBA Program at Pennsylvania State University. From 2001 to 2005, he was chair of the board and chief executive officer of VivoQuest, a private biopharmaceutical company. From 1994 until June of 2001, Mr. Tombros served as president, chief executive officer and director of Enzon Pharmaceuticals, a publicly held biopharmaceutical company. Prior to joining Enzon, Mr. Tombros spent 25 years with Pfizer Inc., a global healthcare company. At Pfizer, Mr. Tombros served in a variety of senior management positions, including vice president of marketing, senior vice president and general manager of the Roerig Pharmaceuticals Division, executive vice president of Pfizer Pharmaceuticals Division, director of Pfizer Pharmaceuticals Division, vice president of corporate strategic planning, and vice president, corporate officer, Pfizer Inc. Mr. Tombros also serves on the board of directors of Cambrex Corporation, a publicly held life sciences company focused on small molecule therapeutics. Mr. Tombros received B.S. and M.S. degrees from Pennsylvania State University and an M.B.A. degree from the University of Pennsylvania Wharton Graduate School of Business.

Mr. Tombros has extensive experience in the pharmaceutical industry in both senior management and Board positions, with companies that include big pharma, biotechnology, specialty pharma, generic pharma and clinical research organizations. He has served as non-executive chairman for three public companies, and as a director on five other public company boards. By virtue of Mr. Tombros' extensive experience and leadership roles, he is able to provide the Board with valued guidance on navigating the financial and strategic challenges that are inherent to the industry.

Responsibilities of the Board

        Our Board of Directors is responsible for monitoring our overall performance. Among other things, the Board, directly and through its committees:

  (i)
  establishes corporate policies;

  (ii)
  oversees compliance and ethics;

  (iii)
  reviews the performance of the Chief Executive Officer and other executives;

  (iv)
  establishes our executive compensation policies and objectives;

  (v)
  reviews and approves total compensation paid to our named executive officers;

  (vi)
  reviews and approves certain transactions; and

  (vii)
  reviews our long-term strategic plans.

        Members of the Board keep informed about our business by participating in Board and committee meetings, by reviewing analyses and reports and through discussions with the Chief Executive Officer, or CEO, and other officers.

        The Board has adopted Corporate Governance Guidelines that govern its operation and that of its committees. From time to time, our Board may revise the Corporate Governance Guidelines in response to changing regulatory requirements and evolving best practices. The Corporate Governance Guidelines may be viewed in the corporate governance section of our website at www.npsp.com.

        The Board meets throughout the year on a set schedule and also holds special meetings and acts by written consent from time to time as appropriate. Directors are responsible for attending Board meetings and meetings of the committees on which they serve, and for devoting the time needed and meeting as frequently as necessary to discharge their responsibilities properly. During the fiscal year ended December 31, 2010, the Board of Directors held ten meetings. At certain meetings for limited periods of time and for limited considerations, the Board met in executive sessions during which only the independent directors were present. Each Board member standing for re-election attended 75% or more of the aggregate of the meetings held by the Board and by the respective committees on which such Board member served during the period for which he or she was a director or a member of such committee. Directors are invited to attend the Annual Meeting of Stockholders. Six of our eight Board members were present in person and one Board member was present by phone at the Annual Meeting of Stockholders held in 2010.

Independence of the Board

        Our Board of Directors, with the assistance of the Nominating and Corporate Governance Committee, determines the independence of each Board member and committee member on a regular basis. The Board primarily utilizes NASDAQ's categorical independence standards for determining whether members of the Board and the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent. The Board has also adopted Corporate Governance Guidelines which are, among other things, intended to ensure that the Board and its committees are composed of independent directors. The Corporate Governance Guidelines provide that "an independent director is one who has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director." The Board and the Nominating and Corporate Governance Committee also regularly consult with our legal counsel to ensure that the Board's independence determinations are consistent with the foregoing criteria. This consultation includes an analysis of each director's response to a questionnaire inquiring about, among other things, his or her relationship, and those of his or her immediate family members, with the

Company, our senior management, our independent registered public accounting firm and other companies with whom we do business.

        Consistent with these considerations, after a review of any relevant transactions and relationships involving our directors, of which there were none in 2010, our Board has affirmatively determined that each current member of our Board of Directors is independent under the foregoing criteria, except for Dr. Nader, our Chief Executive Officer and President. In addition, our Board has affirmatively determined that each of the current members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is independent under the foregoing criteria.

Board Leadership Structure

        Our Board currently consists of eight directors, each of whom, other than Dr. Nader, is independent under NASDAQ's categorical independence standards and our Corporate Governance Guidelines. Dr. Nader has served as our CEO since March 2008 and as a member of our Board since January 2008. The Chair of the Board is appointed from among the independent directors and is currently Mr. Tombros. The Chair approves Board meeting agendas and schedules and generally approves information sent to the Board. In addition, the Chair has the authority to call meetings of the independent directors and to retain advisors to the independent directors.

        The Board has determined that separating the positions of CEO and Chair of the Board, and having an independent director serve as Chair of the Board, is in the best interest of stockholders at this time in recognition of the differences between the two roles. Under this structure, the CEO is responsible for setting the strategic direction for the Company and for providing the day-to-day leadership over the Company's operations, while the Chair of the Board provides guidance to the CEO, sets the agenda for Board meetings and presides over meetings of the full Board. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. To assure effective independent oversight, the Board has adopted a number of governance practices, including a strong, independent, clearly-defined role for the Chair of the Board. In addition, our independent directors meet in executive sessions after every scheduled quarterly board meeting.

The Board's Role in Risk Oversight

        It is management's responsibility to manage risk and bring to the Board's attention the most material risks to the Company. The Board has oversight responsibility over the processes established to report and monitor systems for material risks applicable to the Company. During 2010, at the direction of the Board, management completed a comprehensive review of risks facing the Company with the help of an outside consultant. The Board reviews management's progress against the identified risks at each scheduled quarterly Board meeting. The Audit Committee also regularly reviews treasury risks (insurance, credit, and debt), financial and accounting, legal and compliance risks, information technology security risks and other risk management functions. In addition, Nominating and Corporate Governance Committee considers risks related to succession planning. The Compensation Committee reviews risks relating to executive compensation policies and practices, including with respect to incentive compensation, as well as compensation and benefits plans affecting our other employees. The Compensation Committee also considers risks related to executive recruitment, assessment, development, retention and succession policies and programs. The full Board considers strategic risks and opportunities and regularly receives reports from the committees that include risk oversight in their areas of responsibility.

   Compensation-Related Risks

        In September 2010, the Company reviewed compensation-related risks with its compensation consultant Radford Consulting, or Radford, a business unit of AON Consulting. The review focused on the primary components of compensation, which are base salary, short-term incentive compensation and long-term incentive compensation. As described below, the Board believes that the Company has a well-balanced and diverse compensation structure in which risk has been mitigated through the use of benchmarking and by linking an appropriate portion of compensation to the Company's long- term performance.

  •
  Base salary compensation is reviewed by the Compensation Committee and approved by the Board for each executive based on individual performance during the prior year, as well as the base salary compensation paid to similarly situated officers in peer group companies and the recommendation of Radford. Because base salaries are periodically benchmarked to ensure consistency with industry practices, the impact of individual performance on base salary levels is limited. As a result, the Company believes that its policies and practices relating to base salary reduce the likelihood of excessive risk taking.

  •
  Short-term incentive compensation, or STI, is reviewed by the Compensation Committee and approved by the Board for each executive based on the extent to which the Company's corporate goals and the executive's individual performance goals have been achieved for the prior year. For each executive, 75% of STI compensation is tied to achievement of the corporate goals, and the remaining 25% is tied to achievement of the individual goals. Notably, the corporate goals are not tied to short-term improvements in earnings or stock value. Rather, the specific corporate goals established by the Board were selected because the Board believed them to be the key metrics used by management to achieve long-term business objectives and ensure the Company's future success. As a result, the Company believes that the corporate goal component of STI compensation has a focus on the Company's long-term success. In addition, individual goals for the executives are often directly and indirectly linked to the corporate goals. Because STI compensation is tied to achievement of corporate goals and individual goals that are linked to the long-term success of the Company, the Company does not believe that it encourages excessive risk- taking.

  •
  Long-term incentive compensation, or LTI, is granted to executives based on a philosophy that equity grants with service- or performance-based vesting requirements tie a portion of the executives' compensation to the Company's long-term performance and thereby align the interests of executives with the interests of the Company's stockholders. The Company provides LTI awards primarily through the issuance of stock options, including stock options subject to performance requirements. Executives realize value on their options only if the price of the Company's common stock increases (which benefits all stockholders) and only if the executives remain employed by the Company beyond the date that their options vest. In addition, the performance conditions established by the Board for performance-based stock options are also linked to the key metrics used by management to achieve long-term business objectives and the Company's future success. The Compensation Committee and the Board have also utilized grants of restricted stock and restricted stock units for the purpose of recruiting, retaining and rewarding executive officers. Grants of restricted stock and restricted stock units encourage executive ownership of Company shares and align the incentives of our executives with the interests of the Company's stockholders. Overall, the Company believes that its approach of tying a meaningful portion of executive compensation to the long-term value of the Company's equity discourages inappropriate risk-taking and is a valuable tool in managing and mitigating any risks associated with its compensation policies and practices.

        In addition to the review of the individual components of the Company's compensation program, Radford recommended stock ownership guidelines for the named executive officers. In February 2011, the Compensation Committee approved equity ownership guidelines of three times base salary for the CEO and one times base salary for the other executive officers, with a five-year period to reach compliance. The Compensation Committee believes that equity ownership guidelines will more closely align the interests of the executive officers with the stockholders and further mitigate risk relating to our compensation program.

        Based on its determination that the individual components of the Company's compensation program do not individually or in the aggregate encourage excessive or inappropriate risk-taking, and based on the newly instituted ownership guidelines, the Company has concluded that the risks associated with its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Board Diversity

        The Board does not have a formal policy on diversity. However, in selecting a director nominee, the Nominating and Corporate Governance Committee seeks to find a nominee whose skills, expertise and background would complement those of the existing directors.

Committees of the Board

        The Board has elected to use Board committees in furtherance of the discharge of its duties and for the conduct of its work. All major decisions of such committees are reviewed and, where appropriate, ratified by the Board. In furtherance of its decision to employ committees and consistent with applicable laws, regulations and stock exchange listing requirements, currently, the Board has established three separately designated, standing committees: Audit, Compensation, and Nominating and Corporate Governance. Information regarding each committee is provided below.

  Audit Committee

        The Board has a separately-designated standing Audit Committee, the functions of which include:

  (i)
  overseeing our accounting and financial reporting processes and audits of our financial statements;

  (ii)
  reviewing evaluations of our system of internal controls;

  (iii)
  engaging and monitoring the independence and performance of our independent registered public accounting firm;

  (iv)
  providing a forum for communication among the independent registered public accounting firm, management, and the Board; and

  (v)
  providing such additional information and materials the Audit Committee may deem necessary to make the Board aware of significant financial matters that require the Board's attention.

        The Audit Committee also prepares and submits the Audit Committee Report set out on page 40 of this Proxy Statement. The Audit Committee is presently composed of five directors, Ms. Selisker, Dr. Broom, Mr. Granadillo, Mr. Groninger and Mr. Tombros. Ms. Selisker serves as the chair of the Audit Committee.

        Our Board has determined that each member of the Audit Committee is independent under the independence criteria described above. Our Board has also determined that Ms. Selisker qualifies as an "audit committee financial expert" as defined in applicable SEC rules. Our Board has also determined that the Audit Committee meets the NASDAQ composition requirements, including the requirements regarding the financial literacy and financial sophistication of its members. The Board has adopted a written charter for the Audit Committee, which is available on the corporate governance section of our website at www.npsp.com. The Audit Committee met eight times during the fiscal year ended December 31, 2010.

  Compensation Committee

        The Board has delegated to the Compensation Committee the responsibility for implementing, reviewing and continually monitoring adherence with our compensation policies and objectives. The Compensation Committee is responsible for establishing, approving and recommending to the Board for final approval each of our compensation programs. The Compensation Committee's functions include:

  (i)
  establishing, reviewing, and overseeing base salaries, incentive compensation, equity compensation, retention compensation and other forms of compensation paid to our executive officers and members of our Board of Directors;

  (ii)
  administering our incentive compensation and equity plans; and

  (iii)
  performing such other functions regarding compensation as the Board may delegate.

        The Compensation Committee reviews and discusses with management the Compensation Discussion and Analysis beginning on page 41 of this Proxy Statement and prepares and submits to the Board the Compensation Committee Report set out on page 56 of this Proxy Statement.

        In making its determinations, the Compensation Committee has the authority to act independently of management and to hire its own consultants. During 2010, the Compensation Committee engaged Radford to work for the Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design issues, market trends, and technical considerations. The mandate of the consultant was to assist the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, retention programs, executive compensation design issues, market trends, and technical considerations. Radford advised the Compensation Committee in determining base salaries for executive officers, establishing the range of potential awards for executive officers under our short-term incentive program and determining individual equity grant levels for executive officers. Radford also advised the Compensation Committee on non-employee director compensation.

        In addition, our CEO and Senior Director of Human Resources work with Radford to develop total compensation recommendations for our executive officers other than our CEO. The recommendations are submitted to the Compensation Committee for its review. The Compensation Committee works directly with Radford to develop a recommendation for CEO compensation. While Radford and our CEO, our Senior Director of Human Resources, our General Counsel and our Chief Financial Officer offer ideas, opinions, and proposals to the Compensation Committee, the final decision with respect to any course of action rests solely with the Compensation Committee. The Compensation Committee has delegated to our CEO the limited authority to make option grants to new employees and other eligible persons who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Any such grants are required to fall within the grant guidelines established by the Compensation Committee.

        The Compensation Committee is currently composed of five directors, Dr. Kuhla, Mr. Bonney, Dr. Broom, Mr. Granadillo and Mr. Groninger. Dr. Kuhla serves as the chair of the Compensation Committee.

        Our Board has determined that each member of the Compensation Committee is independent under the independence criteria described above. In addition, our Board of Directors has determined that all members of the Compensation Committee are outside directors as defined by Rule 162(m) of the Internal Revenue Code of 1986, as amended, and are non-employee directors as defined by Rule 16b-3 promulgated by the SEC under the Exchange Act. The Board has adopted a written charter for the Compensation Committee which is available in the corporate governance section of our web site at www.npsp.com. The Compensation Committee met eight times during the fiscal year ended December 31, 2010.

  Compensation Committee Interlocks and Insider Participation

        Dr. Kuhla, Mr. Bonney, Dr. Broom and Mr. Groninger have served as members of the Compensation Committee from July 15, 2009 through the date of this Proxy Statement. Mr. Granadillo joined the Compensation Committee on January 28, 2011. No member of the Compensation Committee during 2010 was or has been an officer or employee of NPS. None of our directors has interlocking or other relationships with other boards, compensation committees or our executive officers that require disclosure under Item 407(e)(4)(iii) of Regulation S-K.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee's functions include:

  (i)
  evaluating director performance on at least an annual basis;

  (ii)
  providing advice, information and materials relating to the nomination of directors;

  (iii)
  interviewing, nominating, and recommending individuals for membership on the Board and its committees;

  (iv)
  developing and overseeing the Board's corporate governance principles and a code of conduct applicable to members of the Board, officers and employees of NPS; and

  (v)
  assessing and monitoring the independence of the Board.

        The committee considers, on at least an annual basis, the mix of skills and experience that the then-current directors bring to the Board to assess whether the Board has the necessary membership and resources to perform its oversight function effectively. The qualifications of any non-incumbent director candidates brought to the attention of the committee by directors, management, stockholders or third parties will be evaluated from time to time in light of the committee's determination of the Board's needs, and under the same criteria as set forth below.

        The committee will consider nominees for director nominated by stockholders upon submission in writing to our Corporate Secretary of the names of such nominees, together with their qualifications for service as a director of NPS. The Nominating and Corporate Governance Committee does not have different standards for evaluating nominees based on whether they have been suggested by our stockholders or by our directors. Stockholder recommendations for our 2012 annual general meeting should be made not later than December 13, 2011 to ensure adequate time for meaningful consideration by the Nominating and Corporate Governance Committee. To date, the committee has not received a director nominee from a stockholder or stockholders holding more than five percent of our common stock.

        In addition, stockholders of the Company may propose nominees for director at our annual or special meetings of stockholders by following the procedures for submission of proposals at annual or special meetings of stockholders set forth in the Company's bylaws. Such procedures require that notice by any stockholder be delivered to our Corporate Secretary not less than 60 nor more than 90 days prior to the date of the annual meeting, which notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected) as well as certain information relating to the stockholder making the nomination. If the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first announced or disclosed.

        In evaluating the suitability of candidates for Board membership, the committee takes into account many factors, including whether the potential nominee meets requirements for independence; the individual's personal qualities and characteristics, accomplishments and reputation in the business community; the potential candidate's current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business; the individual's ability and willingness to commit adequate time to Board and committee matters; the fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective and responsive; and the need for the Board to have a diversity of viewpoints, background, experience and other factors. The committee has not established any specific minimum qualification standards for nominees to the Board.

        The Nominating and Corporate Governance Committee is currently composed of four directors, Mr. Bonney, Dr. Kuhla, Ms. Selisker and Mr. Tombros. Mr. Bonney serves as the chair of the Nominating and Corporate Governance Committee.

        Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the independence criteria described above. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the corporate governance section of our website at www.npsp.com. The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2010.

Code of Ethics

        We have adopted a corporate Code of Business Conduct and Ethics that applies to all of our directors, officers (including our chief executive officer and chief financial and accounting officer), employees and agents. We require that all of our directors, officers, employees and agents certify on an annual basis that they are in compliance with the code. A copy of the Code of Business Conduct and Ethics is available on the corporate governance section of our website at www.npsp.com. We intend to disclose on our website, in accordance with all applicable laws and regulations, any amendments to, or waivers from, our Code of Business Conduct and Ethics.

Non-employee Director Stock Ownership Guidelines

        We have adopted stock ownership guidelines for non-employee directors of NPS to better align the interests of our non-employee directors with the interests of our stockholders. These guidelines were revised in November 2010. Under the revised stock ownership guidelines, each non-employee director on the Board as of November 16, 2010 is required to hold a minimum of 25,000 shares of common stock or deferred stock units of NPS, and each non-employee director that joins the Board after November 16, 2010 is required to hold a minimum of $125,000 worth of shares of common stock or deferred stock units of NPS, with the actual number of shares calculated as of the date such director joins the Board. Each non-employee director had three years from the effective date of the guidelines,

March 28, 2005, or, if later, three years from the date they join the Board to acquire a sufficient number of shares or units so as to be in compliance with the guidelines. As of the date of this Proxy Statement, no non-employee director was in violation of the guidelines. A non-employee director is not permitted to transfer or assign the applicable shares, except as permitted in the guidelines, until such director is in compliance with the guidelines. If a non-employee director is found not to be in compliance with the guidelines after three years of service to the Board, then all Board compensation will be paid in shares until such time as the director is in compliance with the stock ownership guidelines. We also encourage directors to accumulate additional stock ownership in the Company by providing directors with the option of receiving non-employee director compensation in deferred stock units.

Executive Officer Stock Ownership Guidelines

        We have adopted stock ownership guidelines for the named executive officers of NPS to better align the interests of our executive officers with the interests of our stockholders. Under the stock ownership guidelines, the CEO is required to hold equity of at least three times his or her base salary and each named executive officer other than the CEO is required to hold equity of at least one times his or her base salary. Each named executive officer has five years from the effective date of the guidelines, which was February 7, 2011, to acquire a sufficient number of shares or units so as to be in compliance with the guidelines. Any named executive officer who joins the Company after February 7, 2011, however, will have five years from the date he or she joined the Company to comply with the guidelines.

Communication from Stockholders

        Written communications to the Board may be submitted by electronic mail at BoD@npsp.com, by accessing our website at www.npsp.com and clicking on the "Contact" link at the top of the page, or by writing to the General Counsel at NPS. Under procedures approved by a majority of the independent directors, the General Counsel will review such communications and will forward them to the Board if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, the General Counsel will forward communications to the Board if they are relevant to our governance, ethics and policies. At each Board meeting, the General Counsel presents a summary of all communications received since the last meeting that were not forwarded to the Board, if any, and makes those communications available to the directors upon request.

PROPOSAL NO. 2

INCREASE IN SHARES RESERVED FOR ISSUANCE UNDER

2005 OMNIBUS INCENTIVE PLAN

        The Board of Directors has adopted, subject to stockholder approval, an amendment to our 2005 Omnibus Incentive Plan, which we refer to as the 2005 Omnibus Plan or the Plan, to increase by 4,650,000 shares the number of shares reserved for issuance under the Plan. Stockholders are requested in this Proposal No. 2 to approve the amendment to the 2005 Omnibus Plan. The affirmative vote of a majority of the votes cast on this Proposal No. 2, excluding abstentions and broker non-votes, whether present in person or represented by proxy and entitled to vote at the meeting, will be required to approve this Proposal No. 2. If you are a beneficial stockholder, it is very important that you provide your bank, broker or other nominee with voting restrictions as such nominee may not vote your shares on this proposal absent instructions from you.

        On March 29, 2011, the aggregate number of shares of our common stock available for future grants to participants under the 2005 Omnibus Plan was 884,751 shares. If Proposal No. 2 is approved, the number of shares available for future grants under the 2005 Omnibus Plan will increase by 4,650,000.

        The Board believes that the proposed increase in the number of shares of our common stock available for issuance under the 2005 Omnibus Plan is in the best interest of the Company. With the growing worldwide demand for talent, the appropriate use of equity awards remains an essential component of our overall compensation philosophy. Consequently, the Board believes that the proposed increase in shares is necessary for us to continue to attract, retain and motivate well-qualified employees and directors who will contribute to our success. Unless our stockholders approve the proposed amendment, we will be limited in our ability use stock options, restricted stock awards and other equity awards as incentives to attract, retain and motivate our employees and directors.

        The following summary of certain features of the 2005 Omnibus Plan is not a complete description of all of the provisions of the 2005 Omnibus Plan, and is qualified in its entirety by reference to the full text of the 2005 Omnibus Plan, which we have filed electronically with this Proxy Statement and is available on the SEC's website at www.sec.gov. Such text is not included in the printed version of this Proxy Statement.

Summary of the 2005 Omnibus Plan

Purpose.

        The 2005 Omnibus Plan was adopted for the following purposes:

  •
  to secure the services of new employees, directors and consultants;

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  to retain the services of present employees, directors and consultants;

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  to provide a means by which employees (including officers), directors, and consultants of the Company and its subsidiaries and affiliates may be given the opportunity to benefit from increases in value of the Company's stock; and

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  to provide incentives for employees, directors and consultants to exert maximum efforts for the success of the Company and thereby promote the long-term interests of the Company, including growth in the value of the Company's equity and enhancement of long-term stockholder value.

History.

        The Board adopted the 2005 Omnibus Plan in March 2005 and our stockholders approved the Board's adoption of the Plan in May 2005. On December 28, 2007, the Board adopted and approved an amendment to the Plan to provide for the withholding of shares by the Company to satisfy a participant's tax liabilities. On May 14, 2009, the stockholders approved amendments to the Plan to increase by 1,800,000 the number of shares reserved for issuance under the Plan.

Administration.

        The 2005 Omnibus Plan is administered by the Compensation Committee of our Board of Directors, which currently consists of five outside, non-employee directors. The Compensation Committee has full power and authority to interpret and construe the provisions of the 2005 Omnibus Plan and, subject to the provisions of the Plan, to determine the persons to whom awards will be granted, the type of awards to be granted, the dates on which awards will be granted, the type, amount, and form of consideration in connection with awards to be granted, and the other terms and conditions of each award granted under the Plan.

Eligibility.

        Employees, officers, directors and consultants of the Company and its subsidiaries and affiliates are eligible to receive awards under the 2005 Omnibus Plan. The Board has full power and authority to determine the persons to whom awards will be granted. As of the date of this Proxy Statement, approximately 67 employees, 7 executive officers and 7 non-employee directors were eligible to be selected by the Compensation Committee to receive awards under the 2005 Omnibus Plan.

Shares Available for Awards.

        The aggregate number of shares of our common stock that were authorized and reserved for issuance under the 2005 Omnibus Plan, as amended in 2009, is 4,500,000 shares. As of March 29, 2011, 1,135,830 shares have been issued pursuant to awards granted under the 2005 Omnibus Plan. In addition, unvested or unexercised awards representing an additional 2,479,419 shares were outstanding as of March 29, 2011. As a result, only 884,751 shares remained available for issuance under the 2005 Omnibus Plan as of such date. If Proposal No. 2 is approved, the number of shares authorized and reserved for issuance under the 2005 Omnibus Plan will increase by 4,650,000. If any shares subject to an outstanding award are not issued for any reason, including by virtue of the termination, forfeiture or cancellation of an award, those shares will be available for future grant under the 2005 Omnibus Plan.

        Certain awards under the Plan are subject to limitations as follows:

  •
  The maximum aggregate number of shares subject to stock options that may be granted in any one fiscal year to any one participant is 150,000, plus the amount of the participant's unused award limit from the previous fiscal year.

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  The maximum aggregate number of shares with respect to awards of restricted stock or restricted stock units that may be granted in any one fiscal year to any one participant is 80,000, plus the amount of the participant's unused award limit from the previous fiscal year.

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  The maximum aggregate number of shares with respect to stock appreciation rights, or SARs, that may be granted in any one fiscal year to any one participant is 150,000, plus the amount of the participant's unused award limit from the previous fiscal year.

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  The maximum aggregate amount awarded with respect to cash-based awards and other stock-based awards that may be granted in any one fiscal year to any one participant may not exceed $1,000,000 with respect to cash-based awards and 80,000 shares with respect to other stock-based awards, plus the amount of the participant's unused award limits (in each case) from the previous fiscal year.

        The Compensation Committee may adjust the number of shares and share limits described above in the case of a stock dividend, stock split (or other distribution), merger, consolidation (or other similar corporate transaction or event), in order to prevent dilution or the enlargement of the benefits or potential benefits intended to be provided under the 2005 Omnibus Plan.

Types of Awards.

        The 2005 Omnibus Plan permits grants of stock options (including both incentive and non-qualified stock options), SARs, restricted stock and restricted stock units, deferred stock units, performance shares and performance units, cash-based awards, other stock-based awards and dividend equivalents. Awards may be granted alone, in addition to, in combination with or in substitution for any other award granted under the 2005 Omnibus Plan or any other compensation plan.

        Stock Options.    The holder of a stock option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee in an individual award agreement with the participant. Stock options may be granted as incentive stock options (ISOs), or non-qualified stock options (NQSOs). However, only employees of the Company and its subsidiaries may receive a grant of an ISO. The stock option exercise price may be paid by the holder in cash, by tendering previously acquired shares of the Company's common stock (with a fair market value on the exercise date equal to the exercise price), or by any other method approved by the Compensation Committee. The exercise price of stock options under the Plan must be at least equal to 100% of the fair market value of the Company's common stock as determined on the grant date (110% of the fair market value in the case of an ISO if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock). The closing price of a share of our common stock as reported on the NASDAQ Global Market on April 13, 2011 was $9.24. The maximum term of a stock option under the 2005 Omnibus Plan is ten years (five years if the grant is an ISO to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock).

        Stock Appreciation Rights.    The holder of a stock appreciation right, or SAR, is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of the Company's common stock over the grant price of the SAR. The grant price for a SAR must be at least equal to 100% of the fair market value of the Company's common stock as determined on the grant date. Upon exercise of the SAR, payment by the Company may be made in cash, shares of the Company's common stock or a combination thereof, or by any other method approved by the Compensation Committee. SARs become exercisable at such times and are subject to such conditions as determined by the Compensation Committee in an individual award agreement with the participant. The maximum term of a SAR under the 2005 Omnibus Plan is ten years.

        Restricted Stock and Restricted Stock Units.    The holder of restricted stock will own shares of the Company's common stock subject to forfeiture and to restrictions on transferability imposed by the Board for a specified time period as set out in the terms of an individual award agreement with the participant. Shares of restricted stock become freely transferable after all restrictions applicable to the shares have lapsed or been satisfied. The holder of restricted stock units will, at such time as set forth in the award agreement, have the right to receive shares of the Company's common stock, a cash payment equal to the fair market value of those shares, or a combination of cash and stock, as determined by the Compensation Committee in its sole discretion.

        Performance Awards.    The Compensation Committee may grant performance awards as either performance shares or performance units. Performance awards give participants the right to receive payments in cash or common stock, as determined by the Compensation Committee, upon the achievement of certain performance goals established by the committee for a specified performance period. Each performance unit will have an initial value that is established by the Compensation Committee as of the grant date. Each performance share will have an initial value equal to 100% of the fair market value of a share of our common stock as of the grant date. Under Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, we may not be able to deduct certain forms of compensation in excess of $1,000,000 paid to our chief executive officer and our three most highly compensated executive officers other than our chief executive officer and our chief financial officer. The 2005 Omnibus Plan permits the grant of performance-based stock awards that qualify for deductibility under Section 162(m) of the Code. Performance goals for awards intended to qualify as performance-based compensation under Section 162(m) of the Code must be based on one or more of the following business criteria, which we refer to as performance measures:

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  Net earnings or net income (before or after taxes);

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  Earnings per share;

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  Net sales or revenue growth;

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  Net operating profit;

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  Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue);

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  Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

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  Earnings before or after taxes, interest, depreciation, and/or amortization;

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  Gross or operating margins;

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  Productivity ratios;

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  Share price (including, but not limited to, growth measures and total stockholder return);

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  Expense targets;

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  Margins;

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  Operating efficiency;

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  Market share;

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  Customer satisfaction;

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  Working capital targets;

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  Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

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  Product development.

        Performance measures may be measured in absolute terms or by comparison to the performance of an index or select peer group companies. The Board may provide in any performance award that any evaluation of performance may include or exclude any of the following events that occurs during a specified performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect awards to our chief executive officer or three other most highly compensated executive officers (other than our chief executive officer and our chief financial officer), they shall be prescribed in a form that meets the requirements for deductibility under Section 162(m) of the Code.

        Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code may not be adjusted upward. The Board shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Board determines. In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval.

        Cash-Based Awards.    The Compensation Committee may grant cash-based awards to participants in such amounts and upon such terms as the committee may determine under the 2005 Omnibus Plan. Each cash-based award will specify a payment amount or payment range. The Compensation Committee may establish performance goals in its discretion. If the Compensation Committee chooses to establish performance goals, the value of any cash-based award paid to the participant will depend on the extent to which the performance goals are met.

        Other Stock-Based Awards.    The Compensation Committee may grant other types of equity-based or related awards under the 2005 Omnibus Plan (including grants of unrestricted shares) in such amounts and subject to such terms and conditions, as the committee may determine, including the achievement of any performance goals which may be established by the committee in its discretion. Such awards may involve the transfer of actual shares to participants or payment in cash or otherwise of amounts based on the value of our common stock.

        Dividend Equivalents.    The Compensation Committee may grant dividend equivalents based on any dividends declared by the Company on shares of its common stock that are subject to any award under the 2005 Omnibus Plan. Such dividend equivalents may be converted to cash or additional shares for the participant as determined by the Compensation Committee. Dividend equivalents may be subject to other terms and conditions as determined by the committee.

Duration.

        Unless terminated or discontinued by the Board, the 2005 Omnibus Plan will expire on May 12, 2015. No awards may be made after that date. However, awards granted prior to the expiration of the 2005 Omnibus Plan will remain outstanding in accordance with their applicable terms and conditions.

Termination and Amendment.

        The Board may amend, alter, or discontinue the 2005 Omnibus Plan at any time, although no amendment, alteration or termination of the plan may, in a material way, adversely affect any award previously granted without the written consent of the participant holding the award. Additionally, no material amendment of the 2005 Omnibus Plan may be made without stockholder approval if stockholder approval is required by law, regulation or stock exchange rule.

Prohibition on Repricing Awards.

        Without the approval of our stockholders, no stock option or SAR issued under the 2005 Omnibus Plan may be amended to reduce the exercise or grant price, and no stock option or SAR may be canceled or replaced with an option or SAR having a lower exercise or grant price, except in connection with a stock dividend, stock split (or other distribution), merger, consolidation, or similar corporate transaction or event, in each case only in order to prevent a dilution or the enlargement of the benefits, or potential benefits, intended to be provided to participants under the 2005 Omnibus Plan.

Effect of Certain Corporate Transactions.

        The 2005 Omnibus Plan provides that, in the event of a specified type of merger or other corporate reorganization, the time during which awards outstanding under the Plan become vested shall be accelerated and all outstanding awards shall become immediately exercisable upon such event. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Transferability of Awards.

        Unless otherwise provided by the Compensation Committee, awards under the 2005 Omnibus Plan are not transferable other than as designated by a participant by will or by the laws of descent and distribution.

Termination of Participant's Employment/Services.

        The Compensation Committee determines, in its sole discretion through an individual award agreement with the participant, the extent to which a participant shall have the right to retain any award under the 2005 Omnibus Plan following the termination of the participant's employment with or provision of services to the Company.

Federal Income Tax Consequences.

        The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to NPS and our employees, directors and consultants participating in the 2005 Omnibus Plan. Tax laws may change and the federal, state and local tax consequences for any participant receiving an award under the Plan will depend on his or her individual circumstances. In addition, the following discussion does not purport to describe state or local income tax consequences, nor tax consequences for participants who may be subject to tax in other countries. Each participant is encouraged to seek the advice of a qualified tax adviser regarding the tax consequences of participation in the 2005 Omnibus Plan.

        Grant of Options and SARs.    The grant of a stock option or SAR should not result in any taxable income for the recipient.

        Exercise of Options and SARs.    Upon exercising a stock option that is a NQSO, the recipient of the award will recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. By contrast, the recipient of a stock option that is an ISO generally will have no taxable income upon exercising the ISO (except that the excess of the fair market value of the shares of common stock received upon exercise over the option exercise price is an item of tax preference income which may be subject to the alternative minimum tax), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and are generally deductible by us.

        Disposition of Shares Acquired Upon Exercise of Stock Options and SARs.    Upon a sale of shares of common stock acquired upon exercise of a NQSO or SAR, the participant will generally recognize capital gain or loss, if any. The participant's tax basis in the shares for purposes of such gain or loss determination will be equal to the exercise price (in the case of a NQSO) plus the amount recognized as ordinary income by the participant. The recipient of an ISO will recognize taxable income in the year in which the acquired shares are sold (or otherwise disposed of). If the sale is made after the participant has held the shares for more than two years after the ISO grant date and more than one year after the date on which the shares are transferred to the participant pursuant to the exercise of the ISO, any gain or loss, generally measured by the difference between the amount realized on the sale of shares and the option exercise price, will be treated as long-term capital gain or loss. However, if either of these two holding period requirements is not satisfied (referred to as a "disqualifying disposition"), then upon the disqualifying disposition the participant generally recognizes ordinary income in the amount of the lesser of (i) the difference between the fair market value of the shares at the time of the option's exercise and the option's exercise price, or (ii) the difference between the amount realized on the sale and the option's exercise price. Any ordinary income recognized is added to the participant's basis for purposes of determining any additional gain on the sale and any such additional gain will be capital gain. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under a stock option or SAR, except that we may be entitled to an income tax deduction in the case of a disqualifying disposition of shares acquired under an ISO equal to the amount of ordinary income recognized by the participant.

        Restricted Stock.    Unless a special election is made under Section 83 of the Internal Revenue Code, the recipient of an award of restricted stock will not recognize any taxable income at the time the restricted stock is awarded but will have ordinary income as and when the shares of restricted stock subsequently vest (or become transferable) in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the consideration (if any) paid for the shares. However, if the recipient of restricted stock makes a special election under Section 83(b) of the Internal Revenue Code within 30 days of the award, the recipient will instead include as ordinary income in the year the shares of restricted stock are awarded an amount equal to the excess of (i) the fair market value of those shares on the date of issuance over (ii) the consideration (if any) paid for the shares, and the recipient will not recognize any additional income when the shares subsequently vest or become transferable. Any gain or loss on a subsequent disposition or sale of the shares generally will be taxable as a capital gain or loss. We will generally be entitled to an income tax deduction at the time and in the amount of ordinary income recognized by the participant with respect to the restricted stock.

        Restricted Stock Units and Performance Awards.    In general, a participant will not recognize income with respect to restricted stock units or performance awards until there is a settlement (payment) of the award. On that date, the participant recognizes ordinary income in an amount equal to the cash or fair market value of the shares of common stock received. Upon disposition of any shares of common stock received, the participant will recognize capital gain or loss equal to the difference between the amount realized and his or her basis in the shares. The participant's tax basis in any shares received is the amount recognized as ordinary income. We will generally be entitled to an income tax deduction equal at the time and in the amount of ordinary income recognized by the participant.

        Potential Limitation on our Deductions.    Any federal income tax deductions that would otherwise be available to NPS are subject to a number of restrictions under the Internal Revenue Code, including Section 162(m), which can limit the deduction for compensation paid to our Chief Executive Officer and our other three most highly compensated executive officers (other than the Chief Executive Officer and the Principal Financial Officer).

New Plan Benefits.

        The number of shares to be issued under the Plan to participants in the Plan, including eligible employees, executive officers and non-employee directors of the Company, and the net values to be realized upon such issuances, are discretionary, and therefore, not determinable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 2005 OMNIBUS INCENTIVE PLAN.

PROPOSAL NO. 3

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

FROM 105,000,000 TO 175,000,000 SHARES

        The Board of Directors has voted to approve, and to recommend to our stockholders that they approve, an amendment to Paragraph 4.1 of Article Fourth of our Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance thereunder by seventy million (70,000,000) shares from one hundred and five million (105,000,000) shares to one hundred and seventy-five million (175,000,000) shares. We are not proposing any change to the authorized number of shares of preferred stock. Under Delaware corporate law, we are required to obtain approval from our stockholders to amend our Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock.

Reasons for Proposal

        Our capital stock, prior to the approval of the amendment, consists of one hundred and ten million (110,000,000) shares, comprising one hundred and five million (105,000,000) shares of common stock, $.001 par value per share, and five million (5,000,000) shares of preferred stock, $.001 par value per share. As of the close of business on March 29, 2011, 67,704,050 shares of common stock were issued and outstanding. In addition to these outstanding shares, as of March 29, 2011 (i) an aggregate of 5,778,659 shares are reserved and available for issuance pursuant to future grants under the Company's 1998 Stock Option Plan and 2005 Omnibus Incentive Plan, subject to stockholder approval of the proposed amendment to the 2005 Omnibus Incentive Plan (see Proposal No. 2, above) and (ii) an aggregate of 7,196,368 shares were subject to unvested or unexercised stock options, restricted stock units and deferred stock units under the Company's 1998 Stock Option Plan and 2005 Omnibus Incentive Plan. In addition, 485,140 shares remain available for future issuance upon the exercise rights granted under the Company's 2010 Employee Stock Purchase Plan, and 8,661,894 shares may be issued upon conversion of our outstanding convertible notes. After taking into account the aggregate number of these outstanding shares, shares subject to outstanding stock options, restricted stock units and deferred stock units, shares reserved for future issuance under our equity incentive plans, shares available for future issuance under the 2010 Employee Stock Purchase Plan, and shares that may be issued upon conversion of our outstanding convertible notes, only approximately 15,173,889 shares of common stock authorized in the Amended and Restated Certificate of Incorporation remain available for issuance. As of the close of business on April 14, 2011, no shares of preferred stock had been issued.

        Our Board believes that it is important to have available for issuance a number of authorized shares of common stock sufficient to meet our future corporate needs. If our stockholders approve the proposed amendment to our Amended and Restated Certificate of Incorporation, the additional authorized shares would be available for issuance for any proper corporate purpose, including stock splits, acquisitions, capital-raising transactions, stock dividends, issuances pursuant to the conversion of outstanding and future convertible securities, or issuances under current and future equity compensation plans. The shares would be issuable at the discretion of our Board, without further stockholder action except as may be required for a particular transaction by law or the rules of The NASDAQ Stock Market, such as where the Company proposes to issue shares that will result in a change in control of the Company or in connection with a transaction involving the issuance of shares representing 20% or more of our outstanding shares of common stock at a price less than the greater of book or market value. As of the date of this Proxy Statement, we have no specific plans, agreements or commitments to issue any shares of common stock for which approval of this Proposal No. 3 is required. Nevertheless, our Board believes that the additional shares will provide us with needed flexibility to issue shares in the future without the potential expense and delay incident to obtaining stockholder approval for a particular issuance. The Board believes that the failure to approve this proposal would seriously restrict the Company's ability to manage its capital needs, to the detriment of our stockholders' interests.

Ongoing Registered Public Offering of Common Stock

        On April 13, 2011, the Company announced the pricing of an underwritten public offering, subject to customary closing conditions, of 11,000,000 shares of its common stock at a price to the public of $9.00 per share, which is being made pursuant to an effective shelf registration statement. The Company has granted the underwriters of the offering an option to purchase up to an additional 1,650,000 shares of common stock. As of the date of this Proxy Statement, the offering has not been completed. The completion of the offering is not conditioned on the approval of this Proposal No. 3. However, if the offering is completed as planned and the underwriters exercise their purchase option in full, the Company will be required to issue a total of 12,650,000 shares of common stock. As described above, the Company has only approximately 15,173,889 shares of common stock authorized in the Amended and Restated Certificate of Incorporation that are available for issuance. Therefore, if the offering is completed and the underwriters exercise their purchase option in full, the Company will have only approximately 2,523,889 shares of common stock available for issuance.

Principal Effects on Outstanding Common Stock

        The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. Holders of our common stock are entitled to one vote per share on all matters submitted to a vote of our stockholders, and they are entitled to receive proportionally any dividends declared by our Board, subject to any preferential dividend rights of any future outstanding preferred stock. In the event of our liquidation or dissolution, holders of our common stock are entitled to share ratably in all assets remaining after payment of all debts and other liabilities, subject to the prior rights of any preferred stock then outstanding. The proposed amendment to our charter to increase the number of shares of authorized common stock would not affect the rights of existing holders of common stock except to the extent that any future issuance of common stock will reduce each existing stockholder's proportionate ownership (unless the issuance is pro-rata among existing stockholders), and, depending on the price at which the stock is issued, could negatively affect the market price of the common stock. Holders of common stock do not have any preemptive rights to subscribe for the purchase of any shares of common stock, which means that current holders of common stock do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership.

        The issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company. The Company has not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the additional shares could be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company.

        Neither Delaware law, the Company's Amended and Restated Certificate of Incorporation, nor the Company's Amended and Restated Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company's stockholders will have no right to dissent and obtain payment for their shares.

        The text of the proposed amendment is set forth in Annex B attached to this Proxy Statement. If this Proposal No. 3 is adopted, it will become effective upon filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of

Delaware. In accordance with Delaware corporate law, our Board may abandon the amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the amendment with the Delaware Secretary of State, notwithstanding stockholder approval of the amendment.

Vote Required

        The affirmative vote of holders of a majority of the shares of common stock entitled to vote at the Annual Meeting will be required to approve the proposed amendment to the Amended and Restated Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 105,000,000 TO 175,000,000
SHARES.

 PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        We are providing stockholders an advisory vote on executive compensation. This vote is now required under Section 14A of the Exchange Act.

        Our Compensation Committee has described our compensation philosophy in the "Compensation Discussion and Analysis" section of this Proxy Statement. Stockholders are urged to read the Compensation Discussion and Analysis, which appears on pages 41 through 55. The Compensation Discussion and Analysis section discusses how our compensation policies and procedures implement our compensation philosophy and describes the compensation of our chief executive officer, our chief financial officer and the other three most highly compensated executive officers of NPS in 2010, which we refer to as our named executive officers. The Compensation Committee and the Board of Directors believe the policies and procedures articulated in the Compensation Discussion and Analysis section are effective in implementing our compensation philosophy and that the compensation of our named executive officers in 2010 reflects and supports these compensation policies and procedures.

        Stockholders are being asked to vote on the following resolution:

  RESOLVED, the stockholders of NPS Pharmaceuticals, Inc. approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables, and related disclosures contained in the section of the Proxy Statement for the 2011 Annual Meeting of Stockholders captioned "Executive Compensation".

        This advisory vote on executive compensation, commonly referred to as a 'say-on-pay' advisory vote, is not binding on our Board of Directors. However, the Board and Compensation Committee will take into account the result of the vote when determining future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE
RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

 PROPOSAL NO. 5

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

        As described in Proposal No. 4 above, the Company's stockholders are being provided the opportunity to cast an advisory vote on the Company's executive compensation program. The advisory vote on executive compensation described in Proposal No. 4 above is referred to as a "say-on-pay vote."

        This Proposal No. 5 affords stockholders the opportunity to cast an advisory vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual stockholder meetings (or for any special stockholder meeting for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal No. 5, stockholders may vote to have the say-on-pay vote every year, every two years or every three years. Although this advisory vote on the frequency of the say-on-pay vote is not binding on our Board of Directors, the Board of Directors and Compensation Committee will take into account the result of the vote when determining the frequency of future say-on-pay votes.

        After careful consideration, the Board of Directors recommends that future stockholder say-on-pay advisory votes on executive compensation be conducted every three years. We believe that this frequency is appropriate for several reasons.

        First, we believe a triennial vote will allow shareowners to better judge our executive compensation program in relation to our long-term performance. As described in the Compensation Discussion and Analysis section, one of the fundamental objectives of our executive compensation program is to align our executives' and employees' interests with those of our stockholders by rewarding both short-term and long-term performance. In light of this objective, we encourage our stockholders to evaluate our executive compensation programs over a multi-year horizon and to review our named executive officers' compensation over the past three fiscal years as reported in the Summary Compensation Table.

        Additionally, we believe that a triennial vote would provide the Company with sufficient time to engage with stockholders to understand their input with respect to our executive compensation program and to implement any changes to the program that may be appropriate to address such input. The enclosed proxy card gives you four choices for voting on this proposal. The choice which receives the highest number of votes will be deemed the choice of the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY THREE YEARS AS THE
FREQUENCY ALTERNATIVE FOR FUTURE STOCKHOLDER ADVISORY VOTES ON THE
APPROVAL OF EXECUTIVE COMPENSATION

 PROPOSAL NO. 6

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee of our Board of Directors has appointed KPMG LLP, or KPMG, as our independent registered public accounting firm for the fiscal year ending December 31, 2011. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise; however, as a matter of good corporate governance, we are asking our stockholders to ratify such appointment. Even if the appointment is ratified, the Audit Committee, at its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and our stockholders. KPMG has audited our financial statements since our inception in 1986.

        KPMG has advised us that neither it nor any of its members has any direct or material indirect financial interest in the Company. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

 Principal Accountant Fees and Services

        The following table sets forth the fees paid or payable to KPMG LLP relating to the audit of the 2010 consolidated financial statements and fees for other professional services billed in 2010 with comparative amounts for 2009:

	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2009
Audit fees	$898,000	$765,000
Audit-related fees	$—	$321,000
Tax fees	$84,000	$302,000
All other fees	$—	$—

        Audit fees consist of KPMG's fees for services related to their audits of our annual financial statements and internal control over financial reporting, their review of financial statements included in our quarterly reports on SEC Form 10-Q, their review of SEC filed registration statements and fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as the issuance of consents, and comfort letters.

        Audit-related fees consist of fees for assurance related services by KPMG that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not considered "audit fees." In 2009, these fees related primarily to services in connection with an audit of a subsidiary.

        Tax fees consist of fees rendered for services on tax compliance matters, including tax return preparation, claims for refund and assistance with tax audits of previously filed tax returns, tax consulting and advisory services consisting primarily of tax advice rendered by KPMG in connection with our former Allelix subsidiary.

        All audit, audit-related, tax, and any other services performed for us by our independent registered public accounting firm are subject to pre-approval by the Audit Committee of our Board of Directors and were pre-approved by the Audit Committee prior to such services being rendered. The Audit

Committee determined that the services provided by and fees paid to KPMG were compatible with maintaining the independent registered public accounting firm's independence. The Audit Committee is sensitive to the concern that some non-audit services and related fees could impair independence and the Audit Committee believes it important that independence be maintained. However, the Audit Committee also recognizes that in some areas, services that are identified by the relevant regulations as "tax fees" or "other fees" are sufficiently related to the audit work performed by KPMG that it would be highly inefficient and unnecessarily expensive to use a separate firm to perform those non-audit services. The Audit Committee intends to evaluate each such circumstance on its own merits, and to approve the performance of non-audit services where it believes efficiency can be obtained without compromising independence.

AUDIT COMMITTEE REPORT(1)

        The Audit Committee of the Board of Directors oversees our accounting and financial reporting processes and system of internal controls on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee also is responsible for engaging and monitoring the independence and performance of our independent registered public accounting firm. The Audit Committee operates under a written charter, a copy of which is available on the corporate governance section of our website at www.npsp.com. The current members of the Audit Committee are Ms. Selisker, Dr. Broom, Mr. Granadillo, Mr. Groninger and Mr. Tombros, each of whom is an independent director.

(1)
This Report of the Audit Committee does not constitute soliciting material and shall not be deemed to be "filed" with the Securities and Exchange Commission or deemed to be incorporated by reference in previous or future documents filed by NPS with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent we specifically incorporate this Report by reference into any such document.

        Our management supervises our system of internal controls and the financial reporting process. Our independent registered public accounting firm performs an independent audit of our consolidated financial statements in accordance with generally accepted accounting standards and expresses opinions on these consolidated financial statements. In addition, our independent registered public accounting firm expresses its own opinion on the effectiveness of our internal control over financial reporting. The Audit Committee monitors these processes.

        The Audit Committee has reviewed and discussed with management and KPMG the Company's audited consolidated financial statements as of and for the year ended December 31, 2010, as well as management's assessment and KPMG's evaluation of the effectiveness of our internal control over financial reporting. Our management represented to the Audit Committee that our audited consolidated financial statements were prepared in accordance with the U.S. generally accepted accounting principles.

        The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received, reviewed, and discussed with KPMG the written disclosures and the letter from them required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG's communications with the Audit Committee concerning independence and has discussed with KPMG their independence. The Audit Committee has also considered whether the provision of non-audit services provided by KPMG is compatible with maintaining the independence of the auditors. The Audit Committee's policy is to approve all audit and permissible non-audit services provided by KPMG. All audit and permissible non-audit services performed by KPMG during fiscal year 2010 were pre-approved by the Audit Committee in accordance with established procedures.

        Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Submitted by the Audit Committee of the Board,
Rachel R. Selisker, Chair Colin Broom Pedro Granadillo James G. Groninger Peter G. Tombros

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis discusses the material elements of our compensation programs and policies, including the objectives of our compensation programs and the reasons why we pay each element of compensation to our named executive officers. Following this discussion, you will find a series of tables containing more specific details of the 2010 fiscal year compensation earned by, or awarded to our named executive officers. Our named executive officers for fiscal year 2010 include the following individuals:

Name	Position
Francois Nader	President, CEO
Luke Beshar	Senior VP, CFO
Roger Garceau	Senior VP, R&D and CMO
Edward Stratemeier	Senior VP, Legal Affairs and General Counsel
Sandra Cottrell	VP, Regulatory Affairs & Pharmacovigilance

Executive Summary

        The following provides a brief overview of certain highlights from the more detailed disclosure set forth in this Compensation Discussion and Analysis:

  •
  Our compensation policy has two fundamental objectives: (1) to attract, retain and motivate highly talented and team-oriented executives and employees, and (2) to align our executives' and employees' interests with those of our stockholders by rewarding short-term and long-term performance.

  •
  While compensation levels may differ among our named executive officers based on competitive factors and the role, responsibilities and performance of each specific named executive officer, in order to encourage our named executive officers to compete collectively and manage collaboratively, there are no material differences in the compensation philosophies, objectives or policies for our named executive officers. The Compensation Committee considers all executives' relative pay when making practical decisions regarding hiring, promoting and retaining our executives but does not have a formal policy regarding internal pay equity.

  •
  We have traditionally provided our named executive officers with the following types of compensation: annual salary, short term incentive compensation (that is, annual bonus awards) and long-term incentive compensation (typically equity compensation). It is our general practice not to provide significant perquisites or personal benefits to our named executive officers. We also provide our named executive officers with post-termination benefits, including in connection with a change of control of the Company.

  •
  Our compensation programs are designed so that a significant portion of named executive officer compensation is variable, performance-based compensation. For 2010, approximately 70% of targeted compensation for our CEO and approximately 63% of targeted compensation for the other named executive officers was variable, performance-based compensation.

  •
  The Compensation Committee seeks to provide our named executive officers with total compensation targeted at the mid-range, or approximately the 50th percentile, of the total compensation paid for comparable positions within our peer group of companies. However, our compensation program is structured to provide total compensation above the market 50th percentile for superior or extraordinary performance.

  •
  The Compensation Committee considers individual and company performance in connection with determining base salary increases and in granting both short-term and long-term incentive awards. For 2010, corporate performance and individual performance metrics were based primarily on the following factors:

  •
  completion of our Phase 3 STEPS trial, as evidenced by top line clinical data;

  •
  raising adequate capital;

  •
  completion of enrollment for our Phase 3 REPLACE trial;

  •
  comprehensive compliance and quality programs;

  •
  management of cash;

  •
  receipt of regulatory feedback for one of our products; and

  •
  completion of a successful commercial scale validation for one of our products at a specific supplier.

  •
  For 2010, the Compensation Committee recommended that the primary purposes of our long term incentive program should be to retain and incentivize our executives through the FDA approval of our primary drug candidates, teduglutide and NPSP558. As a result, the Compensation Committee decided to make a larger grant to the executive officers (approximately at the 50th - 65th percentile for grants of time-based stock options and RSUs and 75th percentile for performance-based options compared with the peer group) with specific retention features. This grant included restricted stock units, time-based stock options and performance-based stock options vesting over periods of three to four years, with a large majority of the total number of shares granted as performance-based stock options. The Compensation Committee approved this grant with the expectation that one or more future grants would be lower than the 50th percentile compared with the peer group.

        In addition, in order to more closely align the interests of the executive officers with our stockholders, in February 2011 our Compensation Committee approved new equity ownership guidelines for our named executive officers.

Role of Board of Directors and Compensation Committee

        Our compensation policy is set by the Board of Directors, with the advice and recommendation of the Compensation Committee. The Board has delegated to the Compensation Committee the responsibility for implementing, reviewing and continually monitoring adherence with our compensation policy. The Compensation Committee is responsible for establishing, reviewing, approving and recommending to the Board for final approval each of our compensation programs. In addition, the Compensation Committee is responsible to ensure that total compensation paid to our executive officers, including the named executive officers, is consistent with our compensation policy and objectives.

Compensation Policy and Objectives

        Our compensation policy has two fundamental objectives: (1) to attract, retain and motivate highly talented and team-oriented executives and employees, and (2) to align our executives' and employees' interests with those of our stockholders by rewarding short-term and long-term performance. To accomplish our fundamental objectives, the Compensation Committee establishes, approves and recommends to the Board for final approval compensation programs based on certain compensation philosophies, including the following:

  •
  Compensation awarded should be fair, reasonable and competitive with the compensation paid by other companies that compete with us for executive talent.

  •
  Compensation programs must reward the accomplishment of individual and Company performance goals. Our programs should deliver higher compensation when individual and Company performance meets or exceeds the performance goals. Likewise, where individual or Company performance falls short of expectations, our compensation programs should deliver lower compensation.

  •
  Compensation programs should include the appropriate mix of cash and equity components to reward both short-term and long-term performance, each of which is necessary for success in the biotechnology industry.

  •
  Compensation programs should also ensure executive and employee retention. In light of the volatility of our business and the pharmaceutical and biotechnology industry in general, our compensation programs should be structured so that even in periods of downturns in Company performance, successful, high-achieving executives and employees will remain motivated and committed to NPS.

  •
  Perquisites should be rare and limited to those that are essential to the executive's ability to effectively perform.

  •
  Compensation should take into account our core values of integrity, respect, excellence, personal responsibility, and teamwork.

        The Compensation Committee, in its sole discretion, retains the authority to decrease, individually or in the aggregate, payments to executive officers after taking into consideration a variety of economic, strategic or other factors it deems appropriate.

Compensation Consultant

        In 2010, the Compensation Committee retained the services of an external compensation consultant, Radford Consulting, or Radford, an Aon Hewitt consulting company. The mandate of the consultant was to assist the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, retention programs, executive compensation design issues, market trends, and technical considerations. The Compensation Committee regularly evaluated Radford's performance and has the final authority to engage and terminate Radford.

        During 2010, Radford advised the Compensation Committee in (i) determining base salaries for executive officers, (ii) establishing the range of potential awards for executive officers under our short-term incentive program and (iii) determining individual equity grant levels for executive officers. Radford also advises the Compensation Committee on non-employee director compensation, which is discussed in more detail later in this Proxy Statement under the caption "2010 Director Compensation."

        Radford occasionally provides services or information to the Company's management in order to structure compensation programs and guidelines for non-executive employees. The aggregate fees paid for those other services in 2010 did not exceed $120,000. The Compensation Committee or the Chair of the Compensation Committee must pre-approve any services provided by Radford that are unrelated to executive and director compensation matters. Our Compensation Committee has determined that the provision by Radford of services unrelated to executive and director compensation matters in fiscal year 2010 were compatible with maintaining the objectivity of Radford in its role as compensation consultant to the Compensation Committee and that the consulting advice it received from Radford was not influenced by Radford's other relationships with the Company. The Compensation Committee is sensitive to the concern that services provided by Radford or its affiliates to management, and the related fees, could impair the objectivity and independence of Radford, and the Compensation Committee believes that it is important that objectivity be maintained. However, the Compensation Committee also recognizes that the services provided by Radford to management are valuable to the Company and that it could be inefficient and not in the Company's interest to use a separate firm to provide those services at this time.

Role of Executives in Compensation Decisions

        Our CEO, Senior Director of Human Resources, General Counsel, and Chief Financial Officer generally attend Compensation Committee meetings. Compensation Committee meetings generally include an executive session which is conducted without the CEO, Chief Financial Officer and Senior Director of Human Resources being present. The Compensation Committee typically requests that the General Counsel remain present during executive sessions, though the General Counsel is also excused from executive sessions when appropriate. Our CEO and Senior Director of Human Resources work with Radford to develop total compensation recommendations for our executive officers other than the CEO. The recommendations are submitted to the Compensation Committee for review. The Compensation Committee works directly with Radford to develop a recommendation for CEO compensation. While Radford and the officers mentioned above offer ideas, opinions, and proposals to the Compensation Committee, the Compensation Committee functions and votes independently.

Setting Executive Compensation

        The Compensation Committee has established a number of practices to assist it in setting executive compensation in accordance with our compensation policy and objectives. Among the procedures are:

  •
  Engaging Compensation Consultant.  As discussed above, the Compensation Committee has retained Radford to advise it on matters related to executive compensation and our compensation programs.

  •
  Market Review.  With the assistance of Radford and management, the Compensation Committee reviews on an annual basis each component of NPS executive compensation against compensation at a peer group of publicly-traded biotechnology and pharmaceutical companies. For years in which both the Company and individual performance goals are met, our overall compensation program is designed to provide our named executive officers with total compensation at the mid-range, or approximately the 50th percentile, of the total compensation paid for comparable positions within the surveyed companies. However, our compensation program is structured to provide total compensation above the market 50th percentile for superior or extraordinary performance. All elements of compensation are compared to the entire group of surveyed companies based on available market information. The peer group used for the comparison, which is regularly reviewed, consists of companies which we believe have executive positions similar in breadth and scope to ours and businesses that compete with us for talent and stockholder investment. The peer group used by the Compensation Committee to make 2010 compensation decisions is represented in the following table.

   Peer Group for 2010 Compensation Decisions

Acadia Pharmaceuticals, Inc.	Geron Corporation	Pain Therapeutics, Inc.
Adolor Corporation	GTx Inc.	Pharmasset, Inc.
Affymax, Inc.	Halozyme Therapeutics	Poniard Pharmaceuticals, Inc.
Amicus Therapeutics, Inc.	Immunomedics, Inc.	Pozen, Inc.
ARYx Therapeutics, Inc.	Intermune Pharmaceuticals	Vical Inc.
Avanir Pharmaceuticals	Neurocrine Biosciences	Vivus, Inc.
Biodel, Inc.	Optimer Pharmaceuticals, Inc.
Dyax Corp.	Osiris Therapeutics

        In August 2010, the Compensation Committee adopted a new peer group for 2011 compensation decisions. The new peer group contains companies that the Compensation Committee believed were more comparable to NPS' current business, specifically focusing on the stage of clinical development of the peer group companies as the most important factor, then headcount and market capitalization. The following methodology was generally employed to evaluate and select comparator companies for this peer group:

  •
  we identified all publicly-traded U.S. headquartered companies in the biotechnology/pharmaceutical marketplace;

  •
  we refined the comparator pool to reflect companies exhibiting a financial profile that includes:

  •
  an employee size of 15 to 150 employees (1/3 to 3x NPS),

  •
  revenues greater than $0,

  •
  a market value of $93M to $960M (1/3 to 3x NPS), and

  •
  a market value per employee to take account of our outsourcing business model, which allows us to pursue our business strategy with fewer employees than peers that outsource less;

  •
  we performed a qualitative evaluation of the refined comparator pool to identify each company's development stage, leading product focus and business strategy;

  •
  we examined the peer group used for 2010 compensation decisions, as disclosed in the table above, and retained 17 of the 22 historical peer companies in our new peer group;

  •
  we selected 4 additional companies with "best fit" similarities to us, considering:

  •
  financial profile,

  •
  stage of development programs,

  •
  product focus/development processes, and

  •
  location in New Jersey or a geographic region characterized by a similarly competitive biotechnology environment.

        Based on the foregoing, the following companies comprise the peer group used for 2011 Compensation decisions:

  Peer Group for 2011 Compensation Decisions

Affymax, Inc.*	GTx Inc.*	Osiris Therapeutics*
Avanir Pharmaceuticals*	Halozyme Therapeutics*	Pain Therapeutics, Inc.*
Biodel, Inc.*	Immunomedics, Inc.*	Pharmasset, Inc.*
Cadence Pharmaceuticals	Intermune Pharmaceuticals*	Pozen, Inc.*
Durect Corporation	Momenta Pharmaceuticals	Savient Pharmaceuticals
Dyax Corp.*	Neurocrine Biosciences*	Vical Inc.*
Geron Corporation*	Optimer Pharmaceuticals, Inc.*	Vivus, Inc.*

*
Also included in 2010 peer group.

•
Total Compensation Review.  The Compensation Committee reviews each named executive officer's total compensation annually with the assistance of the CEO (except when the CEO's compensation is reviewed), the Senior Director of Human Resources and Radford. To facilitate this review, the Compensation Committee utilizes an executive assessment compiled by Radford. The executive assessment reviews each executive officer's total compensation and presents the dollar value of each component of the executive's total compensation, including cash compensation (which includes base salary and payments under our short-term incentive compensation program), outstanding equity awards (including awards under our long-term incentive compensation program) and other compensation due upon termination of employment. The purpose of the executive assessment is to provide the Compensation Committee with a comprehensive view of all of the elements of compensation that could be paid to our named executive officers in various scenarios, as well as to provide information about wealth accumulation. The Compensation Committee then uses this information as part of its analysis of the appropriate compensation mix and level of total compensation to be paid to each named executive officer and to help it determine internal pay equity among all of our named executive officers.

•
Evaluating Individual Performance.  Individual performance is a key component of the compensation of all executives and employees at NPS. At the beginning of each year, each of our executive officers and employees establishes annual performance goals with advice and input from their immediate supervisor or, in the case of our CEO, the Board. At the end of the year, each executive and employee participates in a performance review to assess to what extent the executive or employee has achieved his or her performance goals and otherwise contributed to our results for the year. Our CEO, with the assistance of our Senior Director of Human Resources, conducts the annual performance review of each of our executive officers and the independent members of our Board conduct the annual performance review of our CEO. Typically, the Compensation Committee considers individual performance in connection with determining base salary increases and in granting both short-term and long-term incentive awards.

•
Evaluating Company Performance.  Company performance is also a key component of compensation at NPS. The Board, at the beginning of each year and based upon the recommendation of the Compensation Committee and management, adopts the Company performance goals for that year. Following each year end, the Board reviews our performance to assess the extent to which each Company performance goal has been achieved. Performance against each year's corporate goals impacts payouts under the annual bonus plan (short-term incentive plan) for that year.

 2010 Executive Compensation Components

        For 2010, the principal elements of compensation for our named executive officers were:

  •
  base salary;

  •
  short-term incentive compensation; and

  •
  long-term incentive compensation.

        The level of compensation paid to our CEO and the other named executive officers reflects the Compensation Committee's assessment of the relative experience and level of responsibility of each such officer and their potential contribution to our performance and the accomplishment of our goals, and is supported by the Compensation Committee's benchmarking of the compensation paid to individuals holding similar positions with comparable companies. As a result of these factors, the total compensation paid to our named executive officers during 2010 varied.

Base Salary

        Base salary represents the fixed component of executive compensation. It is designed to deliver a limited portion of compensation at a guaranteed level to provide our named executive officers with some security for performing their executive responsibilities. Base salary ranges are determined for each named executive officer based on a number of factors, including the officer's position, specific responsibilities, level of experience, individual performance and Company performance, as well as market data from the peer group companies.

        The Compensation Committee receives the recommendation of the CEO and Senior Director of Human Resources for the base salary of each named executive officer, other than the CEO, as part of a general Company-wide salary assessment performed annually by management. The Compensation Committee develops a recommendation for the CEO's base salary with the assistance of Radford. The Compensation Committee recommends the base salary for each named executive officer to the Board for final approval.

  2010 Base Salary Determinations

        In February 2010, the Compensation Committee reviewed the base salary of our CEO, Dr. Francois Nader, in connection with setting the level of his overall compensation for 2010. As part of that review, the Compensation Committee considered Dr. Nader's individual performance during 2009, as well as the base salary compensation paid to similarly situated officers by the peer group companies and the recommendation of the Committee's compensation consultant, Radford. The Compensation Committee recommended, and the Board approved, a 3.2% increase to Dr. Nader's base salary for 2010. This salary increase reflected a positive performance review for Dr. Nader.

        In February 2010, the Compensation Committee also reviewed the base salaries of Messrs. Beshar and Stratemeier and Drs. Garceau and Cottrell in connection with determining their overall compensation for 2010. In connection with this review, the Compensation Committee considered each executive's individual performance during 2009, as well as the recommendations of Radford and the levels of base salary paid to similarly situated officers within the peer group. The Compensation Committee determined that an increase in base salary was warranted for Mr. Beshar and Drs. Garceau and Cottrell, and accordingly, the Compensation Committee recommended, and the Board approved, a 3% increase in base salary for Mr. Beshar, a 3.5% increase for Dr. Garceau, and a 5% increase for Dr. Cottrell. These salary increases reflected positive performance reviews for the three executive officers and were intended to ensure their base salaries remained in the mid-range for their positions in the peer group. The difference in base salary increases provided to Mr. Beshar and Drs. Garceau and Cottrell for 2010 was based on the Compensation Committee's evaluation of their relative performance against their 2009 individual goals. Dr. Cottrell also received an additional increase of 5.5% to her base salary in order to bring it closer to the 50th percentile for the peer group.

        Mr. Edward Stratemeier was hired as a Senior Vice President, Legal Affairs and the Company's General Counsel in October 2009, and as a result, he was not considered for an increase in base salary for 2010. Mr. Stratemeier received an annual base salary of $300,000, which fell within the mid-range of base salary compensation paid to similarly situated officers within the peer group. From his date of hire through December 31, 2009, Mr. Stratemeier worked 80% of his time for the Company and was paid a base salary at an annual rate of $240,000 for that period, which represented 80% of his full base salary. Mr. Stratemeier began receiving his full base salary on January 1, 2010, when he began his full time employment with the Company. The Compensation Committee believed that this level of base salary was appropriate in light of Mr. Stratemeier's level of experience and responsibilities.

        The Compensation Committee believes that the level of base salary established for each of its named executive officers in 2010 is consistent with the Company's objective of providing guaranteed compensation at a level that is comparable to that paid by other companies with which it competes for executive talent and furthered the Company's goal of providing a total compensation package that helps ensure the retention of its key employees.

Short-Term Incentive Compensation

  Overview of STI Program and Target Awards

        Our short-term incentive compensation program, or STI, is an annual cash incentive program that is intended to reward significant Company and individual executive performance over the course of the fiscal year. At the beginning of each year, the Board of Directors, with the recommendation of management, adopts the Company performance goals for the current year. Each goal typically contains a minimum, target, and maximum achievement level and a significance weighting relative to the other goals. Also, at the beginning of each year, each named executive officer establishes individual performance goals, which contain various achievement levels and significance weighting. These goals are established in consultation with the CEO, and the CEO's goals include the corporate goals, which are approved by the Board. The Compensation Committee determines the STI award received by each named executive officer for a particular year, if any, based upon the extent to which the Company performance goals and the executive's individual performance goals have been achieved.

        The amount of each named executive officer's STI target award is based on a specified percentage of the officer's base salary and is paid only on the portion of the salary that is actually earned. The actual percentage of base earnings varies by executive. The target awards are determined each year based on the Compensation Committee's review of the particular officer's total compensation and an evaluation of the total compensation paid to similarly situated officers within the peer group. For 2010, Dr. Nader's STI target award was 60% of base salary, Messrs. Beshar's and Stratemeier's and Dr. Garceau's STI target award was 35% of base salary, and Dr. Cottrell's STI target award was 30% of base salary. The Compensation Committee concluded that the percentage of base salary used to determine the 2010 target STI award for each named executive officer was reasonable and consistent with the Company's goal of providing competitive compensation that is in the midrange, or approximately 50th percentile, of the total compensation paid to similarly situated officers within the peer group.

        Earning the full amount of the STI target award is contingent upon Company and individual performance, as discussed in more detail below. Therefore, an executive will earn the STI target award upon achievement of 100% of the Company performance goals and 100% of his or her personal goals. The executive can also earn more or less than the targeted bonus depending upon whether and to what extent corporate and personal goals have been achieved.

        In addition, cash on hand must be within the guidelines as determined by the Board in order for any STI payout to take place.

  Company and Individual Performance Overview

        The maximum STI award earned by each named executive can represent up to 150% of the STI target award. For the named executive officers, weighting of the STI award is based 75% on achievement of our Company performance goals and 25% on the executive's individual performance. Together, the Company and individual performance components comprise the STI award. The required performance level and corresponding STI payment for the Company component and individual component of the STI award are provided below.

        Company Performance Component.    The Company performance component of each STI award for 2010 was calculated based upon the performance goals discussed on pages 50 and 51. In February 2011, the Compensation Committee reviewed the Company's performance against each goal and determined level of achievement of each goal in the following manner: if the Company (i) did not meet the minimum performance criteria, the named executive officers were credited with achieving 0% of the goal, (ii) met or exceeded the minimum performance criteria, up to the target performance criteria, the named executive officers were credited with achieving between 50% - 99% of the goal, (iii) met the target performance criteria, the named executive officers were credited with achieving 100% of the goal, or (iv) exceeded the target performance criteria, up to the maximum performance criteria, the named executive officers were credited with achieving between 101% - 150% of the goal, with the actual percentage in the discretion of the Compensation Committee. The Compensation Committee then calculated an aggregate percentage for all of the Company performance goals based upon their significance weighting, as discussed on pages 49 and 50, and the level of achievement by the named executive officers. No payout is made under the STI award for Company performance if the aggregate total achievement level of Company goals falls below 50%.

        For 2010, our named executive officers were eligible to receive the following payments under the Company component of the STI award:

  •
  No payment for the Company component unless the Company achieved the minimum performance level for the Company performance goals;

  •
  A payment of 50% - 99% of the Company component (at the discretion of the Committee) if the Company achieved or exceeded the minimum performance level but did not achieve the target performance level;

  •
  A payment of 100% of the Company component if the Company achieved the target performance level; or

  •
  A payment of 101% - 150% of the Company component (at the discretion of the Committee) if the Company exceeded the target performance level, up to the maximum performance level.

        Individual Performance Component.    The individual performance component of each STI award for 2010 was calculated based upon the performance goals discussed on pages 51 and 52. For 2010, the individual performance component of each STI award was calculated based upon each named executive officer's achievement of his or her individual performance goals during the year. For each named executive officer other than the CEO, the Compensation Committee determined the extent to which the named executive officer achieved his or her individual performance goals based on the recommendations of the CEO. For the CEO, the Compensation Committee determined the extent to which the CEO satisfied his individual performance goals for 2010, which were based solely on the Company's satisfaction of its performance goals for that period. When determining the performance level achieved for an individual performance goal, if the determination was made that a named executive officer:

  •
  did not meet the goal, an achievement level of 0% would be assigned to that goal,

  •
  partially satisfied the performance criteria, an achievement level of between 50% - 80% (determined at the Committee's discretion) would be assigned to that goal,

  •
  met the target performance criteria, an achievement level of between 80 - 110% (determined at the Committee's discretion) would be assigned to that goal,

  •
  exceeded performance criteria, an achievement level of between 110% - 130% (determined at the Committee's discretion) would be assigned to that goal, or

  •
  provided outstanding performance against the performance criteria, an achievement level of between 130% - 150% (determined at the Committee's discretion) would be assigned to that goal.

        Once the achievement levels for each performance goal have been determined, the Compensation Committee calculates the overall achievement level for each named executive officer using the relative weighting of his or her performance goals and the achievement levels assigned to those goals. The overall achievement level represents the proportion of the individual component of the STI award that the named executive officer is eligible to receive.

  2010 Company Performance

        In 2010, the Compensation Committee recommended and the Board approved performance goals for the Company, including each goal's relative weighting, and the minimum, target and maximum achievement levels for each goal. The Compensation Committee chose these performance goals, and the relative weighting assigned to such goals, because it believed them to be the key metrics used by management to formulate long-term business objectives, evaluate the Company's performance and ensure the Company's future success.

        In February 2011, the Board, with the assistance of the Compensation Committee, assessed the Company's performance under each of the 2010 performance goals to determine whether and to what extent to award the Company component of the STI award. The evaluation consisted of a review of each performance goal, its weighting and the actual performance delivered by the Company. The Company performance goals, and a description of the Compensation Committee's evaluation of such goals, are listed below:

  1.
  STEPS Top Line Clinical Data.    In 2010, we completed our pivotal phase 3 study, known as STEPS, which was designed to compare the efficacy, safety and tolerability of one of our primary drug candidates, GATTEX® (teduglutide), versus placebo. The Company reached the target achievement metric of having top line results for the STEPS clinical trial, which were reported in January 2011. This goal was initially weighted at 20%, and the Board awarded achievement of 20% (i.e., 100% of the target).

  2.
  Raising Adequate Capital.    The Company reached the target achievement metric of raising adequate capital in April 2010 to ensure twelve months of cash. This goal was initially weighted at 20%, and the Board awarded achievement of 20% (i.e., 100% of the target).

  3.
  Completion of Enrollment for REPLACE.    The Company reached the minimum achievement metric of last patient, first visit for the REPLACE clinical trial by the end of December 2010 but did not achieve the target achievement metric. This goal was initially weighted at 15%, and the Board, in its discretion, awarded achievement of 11% (i.e., approximately 73% of the target).

  4.
  Implementation of a Comprehensive Compliance and Quality Program.    The Company reached the target achievement metric related to compliance and quality programs in September 2010. This goal was initially weighted at 15%, and the Board awarded achievement of 15% (i.e., 100% of the target).

  5.
  Management of Cash.    The Company reached the maximum achievement metric for the Company's year-end cash balance and investments. This goal was initially weighted at 10%, and the Board awarded achievement of 15% based on reaching the maximum performance criteria (i.e., 150% of the target).

  6.
  Receipt of Regulatory Feedback in Support of a Rolling Submission for One of Our Products.    The Company reached the target achievement metric for receipt of regulatory feedback in October. This goal was initially weighted at 10%, and the Board awarded achievement of 10% (i.e., 100% of the target).

  7.
  Completion of a Successful Commercial Scale Validation for One of Our Products at a Specific Supplier.    The Company reached the maximum achievement metric for the completion of a successful commercial scale validation for one of our products at a specific supplier. This goal was initially weighted at 10%, and the Board awarded achievement of 15% based on reaching the maximum performance criteria (i.e. 150% of the target).

  8.
  Bonus upside opportunity.    The Board, in its discretion, awarded an additional 4% (in addition to the 116% achieved for the Company performance goals) for the bonus upside opportunity related to management's development of a long term sustainability strategy for NPS.

        After considering the foregoing performance by the Company, and adding together the percentages for each goal and the bonus upside opportunity, the Compensation Committee determined that the Company component of the STI award had been achieved at the level of 120%. Accordingly, in February 2011, the Compensation Committee recommended, and the Board approved, payment of the Company component of the STI award at 120% of the target award.

  2010 Individual Performance

        Each of the named executive officers who participated in the 2010 STI program had individual performance goals that accounted for 25% of his or her total STI award. These individual performance goals originated from the Company performance goals for each individual's area of responsibility or from projects to which the individual was an important contributor. For example, Mr. Beshar's individual performance goals were primarily based on the Company's goals relating to raising adequate capital and the management of cash flow, as well as general budget oversight for the Company. Dr. Garceau's individual performance goals were primarily based on the Company's goals of completing the STEPS trial and completing enrollment for the REPLACE trial, as well as his contributions to budget oversight. Mr. Stratemeier's individual performance goals were primarily based on the Company's goal related to comprehensive compliance and quality programs, as well as his contributions to budget oversight. Dr. Cottrell's individual performance goals were primarily based on the Company's goal of receiving regulatory feedback for one of our products, as well as her contributions to budget oversight. Dr. Nader's individual performance goals were based on all of the Company's performance goals and his contributions and leadership in the Company's efforts to meet those goals.

        The Compensation Committee, with the assistance of the CEO and Senior Director of Human Resources, evaluated each named executive officer's individual performance to determine to what extent the individual component of the STI award should be awarded to each executive. The Compensation Committee alone considered Dr. Nader's performance. While the individual component of Dr. Nader's award was tied to the Company's performance goals, the Board conducted an independent, evaluation of Dr. Nader's contributions and leadership in the Company's efforts to meet those goals.

        After reviewing each executive's individual performance, the Compensation Committee determined that: (i) for achievement of his 2010 individual performance goals and for achievement of the Company performance goals, Dr. Nader should receive 160% in cash for his individual component; (ii) for achievement of his 2010 individual performance goals, Mr. Beshar should receive 130% in cash for his individual component of the STI; (iii) for achievement of his 2010 individual performance goals, Dr. Garceau should receive 120% in cash for his individual component of the STI; (iv) for achievement of his 2010 individual performance goals, Mr. Stratemeier should receive 100% in cash for his individual component of the STI; and (v) for achievement of her 2010 individual performance goals, Dr. Cottrell should receive 110% in cash for her individual component of the STI. Accordingly, the Compensation Committee recommended, and the Board approved, an award of the individual portion of the STI to each named executive officer based on the foregoing individual performance achievement amounts. It should be noted that Dr. Nader's individual performance achievement percentage is higher than the Company's guidelines because the Compensation Committee, in its sole discretion, decided to award Dr. Nader with an extra 10% above the guidelines in recognition of his leadership and in further recognition of the outstanding management team that he has assembled

        The following table provides a summary of the total STI earned by each named executive officer in 2010, which is calculated based 75% on achievement of our Company performance goals and 25% on the executive's individual performance:

Named Executive Officer	STI Target %	Company Performance Goals Achievement %	Individual Performance Goals Achievement %	Base Salary	Total STI Earned for 2010
Francois Nader	60%	120%	160%	$489,423	$381,750
Luke Beshar	35%	120%	130%	$354,246	$151,883
Roger Garceau	35%	120%	120%	$335,938	$141,094
Edward Stratemeier	35%	120%	100%	$298,846	$120,286
Sandra Cottrell	30%	120%	110%	$260,385	$91,786

        The full STI award for each executive officer was paid in cash. The actual cash incentive awards earned and paid to our named executive officers are reflected in column (g) of the Summary Compensation Table.

Long-Term Incentive Compensation

        Our long-term incentive compensation program, or LTI, is an integral part of our compensation policy. We believe that equity grants that vest over a period of years tie a portion of our executives' compensation to our long-term performance, and thereby align the interests of our executives with the interests of our stockholders. Our equity compensation program is designed to deliver compensation to executives when NPS performs and the value of NPS common stock increases. We provide LTI awards primarily through the issuance of stock options. Our executives realize value on these options only if our stock price increases (which benefits all stockholders) and only if the executives remain employed with us beyond the date their options vest. The Board has also utilized grants of restricted stock and restricted stock units, or RSUs, for the purpose of recruiting, retaining and rewarding our executive officers. Grants of restricted stock and restricted stock units encourage executive ownership of NPS shares and align the incentives of our executives with the interests of our stockholders. These awards also provide executives with some certainty regarding the value of the compensation they are receiving during periods of stock market volatility, which furthers the Company's fundamental goal of awarding compensation that helps attract and retain highly skilled employees. When awarding restricted stock and restricted stock units, the Compensation Committee considers the extent to which including full-value shares in the long-term portion of total compensation is consistent with the compensation practices of our peer group.

        General LTI Award Practices.    Around the end of each year, the Compensation Committee, with the assistance of management, considers the LTI award that should be given to each named executive officer by assessing their individual performance and total compensation, including the value of outstanding options, RSUs and restricted stock held by that executive. The Compensation Committee also considers the type and amount of equity awards granted by the peer group companies. After such consideration, the committee determines the appropriate LTI award for each named executive officer and presents its recommendation to the Board for approval.

        Equity awards for named executive officers are granted under our 2005 Omnibus Incentive Plan and 1998 Stock Option Plan and generally vest over four years. Starting in 2009, our vesting practice for time-based stock option grants has been as follows: 25% of the grant vests on the first anniversary and 6.25% vests every three months thereafter. With the exception of one grant to Dr. Nader that is described below, for 2010 the Compensation Committee approved a grant date for equity compensation to the named executive officers at its February 19, 2010 meeting. On February 12, 2010, Dr. Nader received a grant of 90,000 options pursuant to the terms of his employment agreement. The exercise price of the stock options granted on February 12, 2010 and the stock options and restricted stock units granted on February 19, 2010 is the closing price of our common stock on the NASDAQ Global Market on the actual date of grant.

        2010 LTI Awards.    In February 2010, the Compensation Committee received and considered Radford's recommendations with respect to the Company's LTI program. The Compensation Committee discussed the Company's LTI program and agreed that the primary purpose was to retain the executives through the approval of teduglutide and NPSP558. As a result, the Compensation Committee decided to make a larger grant to the executive officers (approximately at the 50th-65th percentile for grants of time-based stock options and RSUs and 75th percentile for performance-based options compared with the peer group) with specific retention features. This grant included restricted stock units, time-based stock options and performance-based stock options, with a large majority of the total number of shares granted as performance-based stock options. For information on the specific grants made to each of our named executive officers, see the 2010 Grants of Plan Based Awards table on page 58 of this Proxy Statement. The restricted stock units vest on the third anniversary of the date of grant. The time-based stock options become exercisable based on the following vesting schedule: 25% on the first anniversary of the grant and 6.25% every three months thereafter. The performance-based stock options vest 25% on each of the first four anniversaries of the date of grant provided that the performance criteria must first be earned in accordance with the following table:

Performance-Based Stock Options

% of Grant Earned	Performance Criteria
10%	Positive top line results for teduglutide
20%	Acceptance by the FDA of the regulatory filing for teduglutide
40%	Regulatory approval by the FDA of teduglutide
5%	Positive top line results for NPSP558
7.5%	Acceptance by the FDA of the regulatory filing for NPSP558
17.5%	Regulatory approval by the FDA of NPSP558

For example, after the Company achieved positive top line results for teduglutide, the performance criterion with respect to 10% of the total number of performance-based stock options was satisfied and those options will vest equally over the first four anniversaries of the date of grant. The remaining 90% of the performance-based stock options will not vest unless the applicable performance criteria are met, as set forth in the chart above. For example, if the FDA were to accept the regulatory filing for teduglitide, then the performance criterion with respect to 20% of the total number of performance-based stock options would be satisfied, and those options would vest equally over the first four anniversaries of the date of grant.

        February 19, 2014 is the last date that any performance criteria may be achieved. Although shares that have already been earned will continue to be exercisable, executives will not be able to earn additional options through the achievement of any performance criteria after such date. The Board, with input from management, determined this date based on a reasonable timeframe for achieving regulatory approval for both drug candidates.

        The Compensation Committee reasoned that the three-year vesting of the restricted stock units combined with the large majority of performance-based stock options would provide powerful long-term retention incentives for the executive officers. The Compensation Committee also decided to grant a smaller number of time-based stock options to the executive officers in accordance with the Company's traditional practice of granting such options to all employees.

        Given the large grant of equity that the Compensation Committee made to the executive officers in 2010, the expectation is that a smaller equity grant will be made in 2011.

Employment Agreements

        We have entered into employment agreements with Dr. Francois Nader, our Chief Executive Officer and President, and Dr. Roger Garceau, our Chief Medical Officer. A summary of these employment agreements is provided later in the Proxy Statement under the caption "Employment Agreements." Although we generally do not enter into employment agreements with our executive officers, we believe that the benefits and protections offered by a formal employment agreement allow us to attract a more qualified pool of candidates for certain senior positions in our Company. The employment agreements we entered into with Drs. Nader and Garceau were the product of arms'-length negotiations and incorporated the employment terms that the Compensation Committee determined were consistent with terms being offered in the marketplace for executives with similar qualifications.

Post-Termination Compensation

        In light of the volatility of our business and industry, we provide post-termination compensation to our named executive officers under certain circumstances. Our executives may be entitled to payments and other benefits upon separation from the Company under certain contractual arrangements, including under the provisions of certain of our equity incentive plans and the executives' employment agreements, employment offer letters, or our Change in Control Severance Pay Plan. A summary of each of these contractual arrangements is provided later in this Proxy Statement under the caption "Potential Payments upon Termination or Change in Control." With respect to our Change in Control Severance Plan and other contractual arrangements, severance payments are only made if the executive remains with the Company through the change of control and is terminated or his or her duties are substantially changed, which is commonly referred to as a "double trigger." In determining the severance payments or benefits to be paid to our named executive officers upon a termination of employment, whether or not resulting from a change in control of NPS, the Compensation Committee considers the executive's total compensation, including the value of historical equity compensation that has been accumulated by each executive. Based on an analysis of the severance benefits paid to executives by companies within the peer group, the Compensation Committee believes that the severance payments provided to our named executive officers are competitive and reasonable.

Perquisites

        It is our general practice not to provide significant perquisites or personal benefits to our named executive officers. The Compensation Committee, however, retains the discretion to consider and award reasonable perquisites or personal benefits to named executive officers as necessary for recruiting purposes, retention purposes, or otherwise. There were no perquisites awarded during 2010 that are required to be disclosed in this Proxy Statement. Named executive officers, however, are eligible to participate in our 401(k) retirement plan and receive the same Company match that is available to all employees.

Policy Regarding Tax Gross-Ups

        The Compensation Committee has, in the past, utilized tax gross-ups as one of many tools to attract and recruit highly-talented chief executive officers. Of the named executive officers, the Committee currently has only provided these tax gross-ups to Dr. Nader. The Compensation Committee determined, at the time it negotiated and approved Dr. Nader's employment agreement in March 2008 that the tax gross-ups were necessary to retain Dr. Nader, in part because the then prevailing practice among our peer group was to include a tax gross-up for 280G excise taxes in the CEO's employment agreement. Going forward, however, the Compensation Committee has determined that it will not provide these tax gross-ups in any future compensation arrangements offered or agreed to by the Company.

Policy Regarding Deductibility

        Our general approach is to seek to qualify the compensation paid to our named executive officers as deductible under Section 162(m) of the Internal Revenue Code but to preserve flexibility in allowing the Compensation Committee to make compensation awards consistent with the philosophy and policies described in this Compensation Discussion and Analysis. The Compensation Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future.

 COMPENSATION COMMITTEE REPORT(2)

        The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis that precedes this Report and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

(2)
This Report of the Compensation Committee does not constitute soliciting material and shall not be deemed to be "filed" with the Securities and Exchange Commission or deemed to be incorporated by reference in previous or future documents filed by NPS with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent we specifically incorporate this Report by reference into any such document.

Submitted by the Compensation Committee of the Board,
Donald Kuhla, Chair Michael W. Bonney Colin Broom Pedro Granadillo James G. Groninger

SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid to or earned by each of the following named executive officers for the 2008, 2009 and 2010 fiscal years:

  •
  Francois Nader, our Chief Executive Officer and President;

  •
  Luke Beshar, our Chief Financial Officer and Senior Vice President; and

  •
  Sandra Cottrell, Roger Garceau, and Edward Stratemeier, our three other most highly compensated executive officers serving as executive officers as of December 31, 2010;

Name and Principal Position(1) (a)	Year (b)	Salary ($) (c)	Bonus ($)(2) (d)	Stock Awards ($)(3) (e)	Option Awards ($)(4) (f)	Non-Equity Incentive Plan Compensation ($)(5) (g)	All Other Compensation ($)(6) (h)	Total ($) (i)
Francois Nader	2010	491,827	—	167,000	735,782	381,750	11,025	1,787,384
President and CEO	2009	476,827	—	112,400	1,249,903	281,437	11,025	2,131,592
	2008	468,634	—	192,500	473,942	260,531	10,350	1,405,957
Luke Beshar	2010	355,967	—	66,800	310,465	151,883	11,025	896,140
Senior VP and CFO	2009	345,586	—	—	392,923	114,398	11,025	863,932
	2008	337,504	—	—	42,525	124,033	10,350	514,412
Roger Garceau	2010	337,625	—	91,850	510,765	141,094	11,025	1,092,359
SVP, R&D and CMO	2009	336,250	—	—	—	106,641	11,025	453,916
	2008	8,750	—	—	529,695	—	—	538,445
Edward Stratemeier	2010	302,077	—	—	364,270	120,286	11,025	797,658
Senior VP, Legal Affairs	2009	50,769	23,000	—	216,750	—	1,869	292,388
and General Counsel
Sandra Cottrell	2010	262,123	—	53,440	384,576	91,786	11,025	802,950
VP, Regulatory Affairs and	2009	179,077	29,226	—	129,338	50,590	7,521	395,752
Pharmacovigilance

(1)
Information for fiscal year 2008 is not included for Mr. Stratemeier and Dr. Cottrell, each of whom was appointed an executive officer during fiscal year 2009.

(2)
Reflects the amount earned as a sign-on bonus for each named executive officer.

(3)
Reflects the aggregate grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"). Stock awards for 2010 were granted on February 19, 2010. These stock awards were valued at $3.34 per share, resulting in an aggregate grant date fair value of $379,090. Additional information about the assumptions used in the calculation of these amounts is included in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2010 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 15, 2011.

(4)
Reflects the aggregate grant date fair value of option awards computed in accordance with ASC 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2010 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 15, 2011. Performance-based option awards granted in 2010 were valued based on the maximum possible payout. For information about the performance-based options awarded to our named executive officers in 2010, refer to the section entitled "2010 Executive Compensation Components—Long Term Incentive Compensation—2010 LTI Awards" in the Compensation Discussion and Analysis on page 53 of this Proxy Statement.

(5)
Reflects the amount earned by each named executive officer under our short-term incentive compensation program for the applicable fiscal year. For additional information on our short-term incentive compensation program, see the section entitled "2010 Executive Compensation Components—Short-Term Incentive Compensation" in the Compensation Discussion and Analysis on page 48 of this Proxy Statement.

(6)
Reflects Company matching contributions to the 401(k) plan for the named executive officer.

2010 GRANTS OF PLAN BASED AWARDS TABLE

        The following table shows the stock options and stock awards granted to our named executive officers in fiscal year 2010 (in respect of performance in fiscal years 2009 and 2010) and the estimated future possible payouts under our short-term incentive compensation program for fiscal year 2010.

								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)(3)
									All Other Option Awards: Number of Securities Underlying Options (#) (j)(4)
						Estimated Future Payouts Under Equity Incentive Plan Awards(2)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)							Exercise Price or Base Price of Option Awards ($/sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)(5)
Name (a)	Grant Date (b)	Approval Date	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Target (#) (g)	Maximum (#) (h)
Francois Nader	2/12/10	3/17/08	—	—	—	—	—	—	90,000	3.25	174,942
	2/19/10	2/19/10	—	—	—	—	—	—	10,000	3.34	20,030
	2/19/10	2/19/10	—	—	—	270,000	270,000	—	—	3.34	540,810
	2/19/10	2/19/10	—	—	—	—	—	50,000	—	—	167,000
	n/a	n/a	146,827	293,654	440,481	—	—	—	—	—	—
Luke Beshar	2/19/10	2/19/10	—	—	—	—	—	—	40,000	3.34	80,120
	2/19/10	2/19/10	—	—	—	115,000	115,000	—	—	3.34	230,345
	2/19/10	2/19/10	—	—	—	—	—	20,000	—	—	66,800
	n/a	n/a	61,993	123,986	185,979	—	—	—	—	—	—
Sandra Cottrell	2/19/10	2/19/10	—	—	—	—	—	—	32,000	3.34	64,096
	2/19/10	2/19/10	—	—	—	160,000	160,000	—	—	3.34	320,480
	2/19/10	2/19/10	—	—	—	—	—	16,000	—	—	53,440
	n/a	n/a	39,058	78,115	117,173	—	—	—	—	—	—
Roger Garceau	2/19/10	2/19/10	—	—	—	—	—	—	55,000	3.34	110,165
	2/19/10	2/19/10	—	—	—	200,000	200,000	—	—	3.34	400,600
	2/19/10	2/19/10	—	—	—	—	—	27,500	—	—	91,850
	n/a	n/a	58,789	117,578	176,367	—	—	—	—	—	—
Edward Stratemeier	2/19/10	2/19/10	—	—	—	90,000	90,000	—	—	3.34	180,270
	5/7/10	9/23/09	—	—	—	—	—	—	50,000	6.16	184,000
	n/a	n/a	52,298	104,596	156,894	—	—	—	—	—	—

(1)
Reflects the possible threshold, target and maximum payment levels under our short-term incentive compensation program for awards made in the fiscal year ended December 31, 2010. These amounts vary based on the individual's current salary and position. Amounts actually earned in fiscal year 2010 are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table. For additional information, see the section entitled "Compensation Discussion and Analysis—2010 Executive Compensation Components—Short-Term Incentive Compensation" beginning on page 48 of this Proxy Statement.

(2)
Reflects the future threshold, target and maximum payment levels under our 2010 long-term incentive program awards of performance-based stock options made in the fiscal year ended December 31, 2010. The performance-based options vest upon the achievement of certain performance targets. For additional information, see the section entitled "Compensation Discussion and Analysis—2010 Executive Compensation Components—Long-Term Incentive Compensation" beginning on page 52 of this Proxy Statement.

(3)
Reflects service-based RSU awards granted in fiscal year 2010 under our 2005 Omnibus Incentive Plan. These RSU awards vest on the third anniversary of the date of grant (February 19, 2013). For additional information, see the section entitled "Compensation Discussion and Analysis—2010 Executive Compensation Components—Long-Term Incentive Compensation" beginning on page 52 of this Proxy Statement.

(4)
Reflects stock options granted in 2010 to each named executive officer under our long-term incentive compensation program and a grant made on February 12, 2010 of 90,000 stock options granted to Dr. Nader pursuant to the terms of his employment agreement with the Company. These grants were made under our 2005 Omnibus Incentive Plan, except for the May 7, 2010 grant to Mr. Stratemeier and the February 12, 2010 grant to Dr. Nader, which were made under our 1998 Stock Option Plan. Options granted in 2010 generally vest and become exercisable over four years as follows: 25% of the shares subject to the option vest after one year from date of grant, and the remaining 75% of the shares subject to the option vest 6.25% quarterly thereafter for three years. Vesting is generally contingent upon the named executive officer continuing to remain employed on the vesting date, subject to the terms of the Change in Control Severance Pay Plan, which provides for immediate vesting of stock options held by participating named executive officers in certain circumstances, as described in the section entitled "Potential Payments upon Termination or Change in Control" beginning on page 63 of this Proxy Statement.

  Options granted have a ten-year term, subject to earlier termination upon death, disability, or termination of employment. For additional information, see the section entitled "Compensation Discussion and Analysis—2010 Executive Compensation Components—Long-Term Incentive Compensation" beginning on page 52 of this Proxy Statement.

(5)
The amounts in this column do not reflect compensation actually received by the named executive officers nor do they reflect the actual value that will be recognized by the named executive officers. Instead, the amounts represent the full grant date fair value of awards calculated in accordance with ASC 718. The grant date fair value is the amount that we will expense in our financial statements over the award's vesting schedule. For stock awards, fair value is the closing price of a share of our common stock as quoted on the NASDAQ Global Market on the day of grant. The fair values for stock options are accounted for in accordance with ASC 718. For additional information on the valuation assumptions, see footnote 10 to our audited financial statements, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Employment Agreements

        We have entered into employment agreements with Drs. Nader and Garceau.

        Dr. Francois Nader.    On March 17, 2008, we entered into an Employment Agreement with Dr. Nader in connection with his appointment as Chief Executive Officer and President of the Company. The agreement has a three year initial term and will automatically renew for successive one-year periods unless written notice of non-renewal is provided by either party at least 90 days prior to the expiration of the then current term.

        Under the agreement, Dr. Nader is entitled to: (i) receive an annual base salary of $475,000, subject to annual adjustment by the Compensation Committee; (ii) participate in our short-term incentive plan, with an annual target bonus opportunity of 60% of his base salary, which is effective March 17, 2008; and (iii) receive an annual long-term incentive target award of 90,000 stock options, commencing April 1, 2008, which options are subject to the same four-year vesting schedule applicable to equity awards granted to our other executives and employees. Pursuant to the agreement, we also made the following one-time awards to Dr. Nader upon the commencement date of the agreement: (i) 50,000 restricted stock units, or RSUs, which vest in one-third increments on each anniversary of the grant date, and (ii) 100,000 non-qualified stock options, or NQSOs, which vest according to our standard four-year vesting schedule. Under the agreement, Dr. Nader is also entitled to receive all other benefits generally available to our other employees, such as medical and dental insurance benefits, long-term care insurance, short-term and long-term disability, life insurance, 401(k) plan contribution matching, 125 Cafeteria Plan, annual paid time off and holidays.

        Dr. Nader is also entitled to participate in our Change in Control Severance Pay Plan in the event that his employment is terminated or materially altered as a result of a change in control of NPS. The provisions of this plan are discussed in detail later in this Proxy Statement under the caption "Potential Payments upon Termination or Change in Control." In the event that Dr. Nader's employment is terminated by NPS without cause, as defined in his employment agreement, or if Dr. Nader terminates his employment for good reason, as defined in his employment agreement, Dr. Nader would be entitled to the following severance benefits: (i) payment of any previously earned but unpaid base salary; (ii) payment of any unpaid bonus for the calendar year prior to the year in which the termination occurred; (iii) severance in an amount equal to two (2x) times Dr. Nader's base salary at the time of termination; and (iv) immediate vesting of all options that would have vested within the two years following the date of his termination. Except as described in (iv) above, the treatment of Dr. Nader's outstanding equity awards upon a change in control or any termination of his employment is governed by the terms of the equity plans under which those awards were made and the terms of the respective award agreements. We also agreed to gross-up any payments to Dr. Nader under his employment agreement if such payments would be subject to the excise tax imposed by section 4999 of the Internal Revenue Code such that the net amount retained by Dr. Nader after deduction of any such excise tax would be equal to the amount Dr. Nader would have received had there been no excise tax imposed on the payments. Going forward, the Compensation Committee has determined that it will not provide such tax gross-ups in any future compensation arrangements offered or agreed to by the Company. For additional information on the Compensation Committee's policy on tax gross-ups, see the section entitled "Compensation Discussion and Analysis—Policy Regarding Tax Gross-ups" on page 55 of this Proxy Statement.

        Dr. Nader's employment agreement was amended in January 2009 to (i) provide that Dr. Nader's annual award of 90,000 options would be granted on an annual basis rather than quarterly, and (ii) ensure that the agreement complies with Section 409A of the Internal Revenue Code of 1986, as amended, or qualifies for an exemption thereunder.

        Dr. Roger Garceau.    On December 1, 2008 we entered into an Employment Agreement with Dr. Garceau in connection with his appointment as Chief Medical Officer of the Company. Under the agreement, Dr. Garceau is entitled to: (i) receive an annual base salary of $325,000, subject to annual adjustment by the Compensation Committee; (ii) participate in our short-term incentive plan with a target bonus opportunity of 35% of his base salary; and (iii) receive an annual long-term incentive award of stock options or other equity awards permitted under our equity plans, subject to the same four-year vesting schedule for equity awards granted to our other executives and employees. Pursuant to the agreement, we made a one-time award of 150,000 NQSOs to Dr. Garceau, which vests according to our standard four-year vesting schedule. Under the agreement, Dr. Garceau is also entitled to receive all other benefits generally available to our other employees, such as medical and dental insurance benefits, long-term care insurance, short-term and long-term disability, life insurance, 401(k) plan contribution matching, 125 Cafeteria Plan, annual paid time off, and holidays.

        Dr. Garceau is also entitled to participate in our Change in Control Severance Pay Plan in the event that his employment is terminated or materially altered as a result of a change in control of NPS. The provisions of this plan are discussed in detail later in this Proxy Statement under the caption "Potential Payments upon Termination or Change in Control." In the event that Dr. Garceau's employment is terminated by NPS without cause, as defined in the agreement, or if Dr. Garceau terminates his employment for good reason, as defined in the agreement, he would be entitled to the following severance benefits: (i) payment of any previously earned but unpaid base salary; (ii) payment of any unpaid bonus for the calendar year prior to the year in which the termination occurred; (iii) severance in an amount equal to one-and-one-half (1.5x) times his base salary at the time of termination; and (iv) Dr. Garceau's vested options would remain exercisable according to the provisions of the plan under which the options were granted.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010

        The following table presents information about outstanding stock options and stock awards held by our named executive officers as of December 31, 2010. The table shows information about:

  •
  service-based stock options,

  •
  performance-based stock options, and

  •
  restricted stock unit awards.

        The market value of the stock awards is based on the closing price of our common stock as of December 31, 2010, which was $7.90. For additional information, see the section entitled "Compensation Discussion and Analysis—2010 Executive Compensation Components—Long-Term Incentive Compensation" beginning on page 52 of this Proxy Statement.

		Option Awards						Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1) (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Francois Nader	6/5/2006	100,000	—	—		5.73	6/5/2016	—		—
	7/17/2006	8,875	—	—		4.07	7/17/2016	—		—
	10/16/2006	8,875	—	—		4.50	10/16/2016	—		—
	1/16/2007	8,697	178	—		4.37	1/16/2017	—		—
	4/16/2007	8,165	710	—		4.31	4/16/2017	—		—
	7/2/2007	55,470	9,030	—		4.13	7/2/2017	—		—
	7/16/2007	16,125	2,625	—		4.42	7/16/2017	—		—
	9/10/2007	94,714	—	—		4.29	9/10/2017	—		—
	10/15/2007	15,000	3,750	—		4.10	10/15/2017	—		—
	1/15/2008	13,875	4,875	—		3.93	1/15/2018	—		—
	3/17/2008	70,000	30,000	—		3.85	3/17/2018	—		—
	4/15/2008	15,300	7,200	—		3.60	4/15/2018	—		—
	7/15/2008	13,950	8,550	—		5.05	7/15/2018	—		—
	10/15/2008	12,600	9,900	—		5.85	10/15/2018	—		—
	1/15/2009	11,250	11,250	—		6.16	1/15/2019	—		—
	1/20/2009	52,500	67,500	231,563	(2)	5.71	1/20/2019	—		—
	2/12/2010	—	90,000	—		3.25	2/12/2020	—		—
	2/19/2010	—	10,000	270,000	(3)	3.34	2/19/2020	—		—
	3/17/2008							16,667	(4)	131,669
	2/19/2010							50,000	(5)	395,000
Luke Beshar	11/20/2007	156,000	44,000	—		4.05	11/20/2017	—		—
	10/15/2008	6,893	5,417	—		5.85	10/15/2018	—		—
	1/20/2009	19,687	25,313	73,125	(2)	5.71	1/20/2019	—		—
	2/19/2010	—	40,000	115,000	(3)	3.34	2/19/2020	—		—
	2/19/2010							20,000	(5)	158,000
Sandra Cottrell	4/6/2009	20,625	34,375	—		3.96	4/6/2019	—		—
	2/19/2010	—	32,000	160,000	(3)	3.34	2/19/2020	—		—
	2/19/2010							16,000	(5)	126,400
Roger Garceau	12/11/2008	75,000	75,000	—		5.98	12/11/2018	—		—
	2/19/2010	—	55,000	200,000	(3)	3.34	2/19/2010	—		—
	2/19/2010							27,500	(5)	217,250
Edward Stratemeier	10/19/2009	25,000	75,000	—		3.60	10/19/2019	—		—
	2/19/2010	—	—	90,000	(3)	3.34	2/19/2020	—		—
	5/7/2010	—	50,000	—		6.16	5/7/2020	—		—

(1)
Stock options granted after January 1, 2009 generally vest and become exercisable over four years as follows: 25% of the shares subject to the option vest on the one year anniversary of the date of grant, and 6.25% of the shares subject to the option vest every three months for the following three years. Stock options granted before January 1, 2009 generally vest and become exercisable over four years as follows: 28% of the shares subject to the option vest on the one year anniversary of the date of grant, and 2% of the shares subject to the option vest monthly for the following three years. Options granted have a ten-year term, subject to earlier termination upon death, disability, or termination of employment.

(2)
Reflects the maximum number of shares that can be earned pursuant to performance-based stock options granted during fiscal year 2009, which vest at a target rate of 50% on the second anniversary of the date of grant and 50% on the third anniversary of the date of grant, with the actual number of options vesting on such dates determined based on the performance of our common stock price relative the performance of the NASDAQ Biotechnology Index.

(3)
Reflects the maximum number of shares that can be earned pursuant to performance-based stock options granted during fiscal year 2010. The performance-based options vest upon the achievement of certain performance targets. For additional information about the vesting terms of these performance-based stock options, see the section entitled "Compensation Discussion and Analysis—2010 Executive Compensation Components—Long-Term Incentive Compensation—2010 LTI Awards" beginning on page 52 of this Proxy Statement.

(4)
Reflects an award of 50,000 RSUs to Dr. Nader upon his appointment as CEO in March 2008. The RSUs vest in one-third increments on each anniversary of March 17, 2008, the grant date, as follows: one third (16,666) vested on the first anniversary of the grant date (March 17, 2009), one third (16,667) vested on the second anniversary of the grant date (March 17, 2010), and one third (16,667) will vest on the third year anniversary of the grant date (March 17, 2011).

(5)
Reflects service-based RSU awards granted in fiscal year 2010 under our 2005 Omnibus Incentive Plan. These RSU awards vest on the third anniversary of the date of grant (February 19, 2013). For additional information, see the section entitled "Compensation Discussion and Analysis—2010 Executive Compensation Components—Long-Term Incentive Compensation" beginning on page 52 of this Proxy Statement.

OPTION EXERCISES AND STOCK VESTED IN 2010

        The following table presents information for our named executive officers on the number of shares acquired upon the vesting of stock awards in the form of RSUs during fiscal year 2010, and the value realized before payment of any applicable withholding tax and broker commissions.

Stock Awards
Name (a)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Francois Nader(1)(2)	36,667	136,335
Luke Beshar	—	—
Roger Garceau	—	—
Edward Stratemeier	—	—
Sandra Cottrell	—	—

(1)
Dr. Nader received an award of 50,000 RSUs upon his appointment as CEO in March 2008. The RSUs vest in one-third increments on each anniversary of March 17, 2008, the grant date, as follows: one third (16,666) vested on the first anniversary of the grant date (March 17, 2009), one third (16,667) vested on the second anniversary of the grant date (March 17, 2010), and one third (16,667) vested on the third year anniversary of the grant date (March 17, 2011).

(2)
Dr. Nader received an award of 20,000 RSUs in January 2009 for the achievement of his 2008 individual performance goals. The RSUs vested on January 26, 2010, the first anniversary of the grant date.

Pension Benefits and Nonqualified Deferred Compensation

        Our named executive officers do not receive any compensation in the form of pension benefits or nonqualified deferred compensation.

Potential Payments upon Termination or Change in Control

        The following narrative and table summarize the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a named executive officer at, following, or in connection with the termination of employment of the named executive officer, including a change in control of the Company. For purposes of the quantitative disclosure in the following table, we have assumed that the termination took place on December 31, 2010, the last business day of our last completed fiscal year, and that the price per share of our common stock is the closing market price on the NASDAQ Global Market as of that date, or $7.90.

        Our named executive officers may be entitled to payments and other benefits upon separation from the Company under employment agreements, employment offer letters, our equity compensation plans, and our Change in Control Severance Pay Plan. A summary of each of our contractual severance arrangements is provided below.

        Employment Agreements.    We have entered into employment agreements with Dr. Francois Nader, our Chief Executive Officer and President, and Dr. Roger Garceau, our Chief Medical Officer. A summary of the type of severance benefits provided under each of these employment agreements is provided on pages 59 and 60 of this Proxy Statement under the caption "Employment Agreements."

        Employment Offer Letters.    We provide severance benefits to our other named executive officers as part of each executive's employment offer letter on a case-by-case basis. In light of the volatility of our business, we offered severance benefits through an employment offer letter to Mr. Beshar.

        Our employment offer letter to Mr. Beshar provides him with the following severance following (i) a termination without cause (as defined in the letter) by the Company, or (ii) a termination by the executive for good reason (as defined in the letter), in each case where a change in control of the Company has not occurred:

  •
  Severance pay equal to the executive's monthly base salary at the time of termination for a period of eighteen months; and

  •
  Reimbursement for the total premium cost for medical and dental benefits under COBRA for a period of eighteen months or until the executive secures other benefits, whichever occurs first.

        In 2008, Mr. Beshar's employment offer letter was amended to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended, or to qualify for an exemption thereunder.

        Change in Control Severance Pay Plan.    We have adopted a Change in Control Severance Pay Plan that provides severance benefits to named executive officers whose employment is terminated following a change in control of NPS. Under this plan, if at any time within 24 months following a change in control of NPS, the executive terminates his or her employment with the Company for good reason, such as a material reduction in the executive's title, authority, base pay, or relocation of the executive's job location or any other event which materially alters the executive's job prospects within the Company, or if NPS terminates the executive's employment for other than cause, death or permanent disability, the executive is entitled to receive the following severance benefits:

  •
  Severance pay in an amount equal to the sum of the executive's annual base salary and target short-term incentive, divided by 12 and multiplied by the severance period. The severance period is 24 months for the CEO and 18 months for all other named executive officers;

  •
  Reimbursement for the total premium cost for medical and dental benefits under COBRA for a period of up to 18 months or until such executive secures other benefits, whichever occurs first; and

  •
  Accelerated vesting and an extended exercise period for all vested options for the longer of the executive's severance period and such other period as the executive may be entitled under any Company equity plan or award agreement.

        A "Change-in-Control" under the plan includes: (i) a dissolution, liquation, or sale of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, (iii) a reverse merger in which the Company is the surviving entity but the shares of the Company's common stock outstanding prior to the merger are converted by virtue of the merger into other property, (iv) an event such as a merger or acquisition where the Company is the surviving entity, but other elements of a change in control are present, (v) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, or (vi) a transaction which the Board determines in its sole discretion constitutes a change in control.

        In November 2008, the Company amended the Change-in-Control Severance Pay Plan to add a modified economic cut-back provision. Under this provision, the severance benefits paid to a participant under the plan may be reduced by the Company under certain circumstances if necessary to avoid the excise tax under Section 4999 of the Internal Revenue Code of 1986.

        Paid Time Off Payment.    Under each termination of employment scenario described above, each named executive officer would be entitled to a payment for his accrued but unused paid time off days in accordance with Company policy. Under our policy, an executive or employee whose employment is terminated prior to the first anniversary of employment is not paid for accrued but unused paid time off days. After the first anniversary of employment, executives and employees are paid a maximum of 160 hours of accrued but unused paid time off days.

        Retirement Plan.    Our matching contribution to our executives' and employees' 401(k) retirement plan vest based on a two year vesting schedule. As of December 31, 2010, our matching contributions to Dr. Nader, Mr. Beshar were fully-vested and our contributions to Dr. Garceau, Mr. Stratemeier and Dr. Cottrell were partially vested. Because the Company does not enhance the benefits payable under its retirement plans if the employment of one of the named executive officers terminates, we do not report any amount in respect of these plans in the table below.

        Equity Plan Change in Control Provisions and Retirement Provisions.    Each of our equity plans under which equity awards have been granted to our named executive officers and employees provides for the immediate acceleration of vesting for outstanding equity awards held by the executive or employee at the time of a significant corporate transaction involving a change in control of NPS. In addition, such plans provide for an extension of the option exercise period until the later of 24 months from the date of the corporate transaction or the time specified in the officer's or employee's option agreement with NPS, provided that no option can be exercised after the expiration of its term. Each of our equity plans also provides for accelerated vesting of all stock options that would vest within two years of the date of the retirement of the executive or employee and allows the executive or employee to exercise vested options for the remaining term of such options. None of our named executive officers is currently eligible for retirement as of December 31, 2010.

        For the purposes of our equity compensation plans, a "corporate transaction involving a change in control" includes (a) a merger or consolidation in which the Company is not the surviving corporation, (b) a merger in which the Company is the surviving corporation but in which our common stock is converted to other property or securities, (c) a corporate event where the Company is technically the surviving entity, but where other elements of a change in control are present, such as a change in the management or directors of the Company, (d) a transaction designated as such by the board of directors and (e) any capital reorganization in which more than 50% of the Company's common stock is exchanged.

Company Separation Agreements

        Under each termination of employment scenario described above, other than for equity awards, each named executive officer would be required to enter into our standard separation agreement in order to receive the benefits described under the particular scenario. The agreement contains customary provisions with respect to separation and, among other things, would require each named executive officer to continue to abide by the covenants made by the executive in the executive's Invention Assignment, Non-Disclosure and Non-Competition Agreement signed by the Company and the executive upon commencement of the executive's employment and would also require the executive to waive and release all claims against the Company which arise out of the executive's employment with the Company. Our separation agreement also requires the Company and the executive to continue to abide by the indemnity obligations contained in the Indemnity Agreement signed by the Company and the executive upon commencement of the executive's employment.

Payments and Benefits (a)	Resignation or Voluntary Termination ($) (b)	Termination for Cause ($) (c)	Change of Control ($) (d)(1)	Involuntary Termination Without Cause or Voluntary Termination for Good Reason Without Change in Control ($) (e)	Involuntary Termination Without Cause or Voluntary Termination for Good Reason After Change in Control ($) (f)
Francois Nader
Severance Pay	—	—	—	980,000	1,568,000
Medical Benefits Continuation	—	—	—	32,748	32,748	(2)
Payment for Accrued /Unused Paid Time Off	7,574	7,574	—	7,574	7,574
Tax Gross-Up	—	—	—	—	1,093,052	(3)
Stock Option Acceleration(4)	—	—	1,036,838	1,036,838	1,036,838
RSU Acceleration(4)	—	—	132,363	132,363	132,363
Total	7,574	7,574	1,169,201	2,189,523	3,870,575
Luke Beshar
Severance Pay	—	—	—	531,965	718,152
Medical Benefits Continuation	—	—	—	32,880	32,880	(5)
Payment for Accrued /Unused Paid Time Off	27,280	27,280	—	27,280	27,280
Stock Option Acceleration(4)	—	—	428,896	—	428,896
RSU Acceleration(4)	—	—	47,601	—	47,601
Total	27,280	27,280	476,497	592,125	1,254,809
Roger Garceau
Severance Pay	—	—	—	504,563	681,159
Medical Benefits Continuation	—	—	—	32,880	32,880	(5)
Payment for Accrued /Unused Paid Time Off	25,875	25,875	—	25,875	25,875
Stock Option Acceleration(4)	—	—	653,744	—	653,744
RSU Acceleration(4)	—	—	65,452	—	65,452
Total	25,875	25,875	719,196	563,318	1,459,110
Edward Stratemeier
Severance Pay	—	—	—	—	607,500
Medical Benefits Continuation	—	—	—	—	24,561	(5)
Payment for Accrued /Unused Paid Time Off	5,603	5,603	—	—	5,603
Stock Option Acceleration(4)	—	—	438,782	—	438,782
Total	5,603	5,603	438,782	—	1,076,446
Sandra Cottrell
Severance Pay	—	—	—	—	509,340
Medical Benefits Continuation	—	—	—	—	24,561	(5)
Payment for Accrued /Unused Paid Time Off	19,069	19,069	—	—	19,069
Stock Option Acceleration(4)	—	—	364,834	—	364,834
RSU Acceleration(4)	—	—	38,081	—	38,081
Total	19,069	19,069	402,915	—	955,885

(1)
The amount shown reflects the acceleration of option awards and restricted stock unit awards in connection with a change of control of the Company pursuant to the terms of our equity compensation plans.

(2)
The amount shown assumes that the Company pays continued medical and dental benefits for the full twenty-four months.

(3)
The amount shown is calculated as of December 31, 2010.

(4)
Reflects the dollar amount that would be recognized for financial statement reporting purposes.

(5)
The amount shown assumes that the Company pays continued medical and dental benefits for the full eighteen months.

DIRECTOR COMPENSATION

2010 Director Compensation

        Our director compensation program is designed to (i) help the Company continue to attract and retain qualified candidates to serve on the Company's Board and (ii) result in a level of director compensation that is consistent with that paid by other companies in the market for directors of like quality and experience.

        In 2010, the Compensation Committee retained Radford to assist it in its review of director compensation practices, including the competitiveness of pay levels, compensation design issues, market trends, and technical considerations. The Compensation Committee did not adopt any changes to our director compensation practices in 2010. Directors who are also employees of the Company do not receive any compensation for their services on the Board. Notable features of our director compensation practices are as follows:

  •
  Non-employee directors of the Company were compensated for their services as directors through the payment of annual retainer fees, meeting fees and non-retainer equity awards granted under our 2005 Omnibus Incentive Plan.

  •
  All equity awards for the annual retainer fees and non-retainer awards were paid in deferred stock units, which were made under our 2005 Omnibus Incentive Plan.

  •
  The annual retainer was paid as follows: 50% deferred stock units and 50% cash. A director may, however, elect to receive 100% of the annual retainer in deferred stock units.

  •
  The fees for Board and committee meetings were paid in cash.

We also reimburse non-employee directors for out-of-pocket expenses incurred in connection with attendance at board and committee meetings.

        A detailed presentation of the fees a non-employee director may earn for service on the Board follows:

TYPE OF FEE	AMOUNT
Annual Retainer	$30,000
Chair of the Board Additional Annual Retainer	$30,000
Committee Chair Additional Annual Retainer	$10,000
Board Meeting (per meeting attended in person)	$1,500
Board Meeting (per meeting attended telephonically)	$750
Audit Committee Meeting (per meeting attended in person)	$2,000
Audit Committee Meeting (per meeting attended telephonically)	$1,000
Non-audit Committee Meeting (per meeting attended in Person)	$1,000
Non-audit Committee Meeting (per meeting attended telephonically)	$500
Committee Meeting (attended by Chair in person)	$1,000
Committee Meeting (attended by Chair telephonically)	$500
Non-Retainer Annual Equity Award Value	$62,500

        Annual retainers are paid following our Annual Meeting of Stockholders, customarily held in May of each year. Meeting fees earned during the calendar quarter are payable in lump sum in the immediately succeeding calendar quarter. The shares of common stock represented by the deferred stock units will be distributed to directors no earlier than: (a) a director's separation from service from the Company, (b) a director's disability; (c) a director's death; or (d) the sale of substantially all the assets of the Company.

        Annual non-retainer equity awards are made in four (4) equal quarterly installments on each January 15th, April 15th, July 15th, and October 15th (or the following business day if the 15th does not fall on a business day). The number of deferred stock units issuable to a non-employee director each quarter for his or her non-retainer equity award equals the quotient obtained by dividing $15,625, the total quarterly installment payable in deferred stock units for that quarter, by the closing price of a share of our common stock on the NASDAQ Global Market on the installment due date. The deferred stock units represent the right to receive one share of our common stock for each deferred stock unit upon (1) the director's separation from service on the Board, (2) death, (3) disability, or (4) the sale of substantially all the assets of the Company.

        As an inducement to join the Board, Mr. Granadillo was granted 36,000 stock options when he joined the Board in November 2010. The options vest over four years and become exercisable 25% on the first anniversary of the date of grant and 6.25% every three months thereafter. This grant of stock options was made in accordance with the Compensation Committee's policy to grant 36,000 options to all new directors going forward, a policy that was adopted by the Compensation Committee in 2009 in order to be more competitive in attracting director candidates.

        Each of our equity plans under which stock options have been granted to our directors provides for the immediate acceleration of vesting for outstanding equity awards held by the director at the time of a significant corporate transaction involving a change in control of the Company. In addition, such plans provide for an extension of the option exercise period until the later of 24 months from the date of the corporate transaction or the time specified in the option agreement, provided that no option can be exercised after the expiration of its term.

        For the purposes of our equity compensation plans, a "corporate transaction involving a change in control" includes (a) a merger or consolidation in which the Company is not the surviving corporation, (b) a merger in which the Company is the surviving corporation but in which our common stock is converted to other property or securities, (c) a corporate event where the Company is technically the surviving entity, but where other elements of a change in control are present, such as a change in the management or directors of the Company, (d) a transaction designated as such by the board of directors and (e) any capital reorganization in which more than 50% of the Company's common stock is exchanged.

        The following table sets forth certain information relating to director compensation for each director that was not a named executive officer for the year ended December 31, 2010. Except as described above, all elements of director compensation remained unchanged for 2011.

2010 DIRECTOR COMPENSATION TABLE

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards(1) ($) (c)	Option Awards(2) ($) (d)	Total ($) (h)
Michael W. Bonney	42,000	82,496	—	124,496
Colin Broom	37,274	75,770	—	113,044
Pedro Granadillo	—	—	134,186	134,186
James G. Groninger	49,250	77,500	—	126,750
Donald E. Kuhla	43,750	82,496	—	126,246
Rachel R. Selisker	50,250	82,496	—	132,746
Peter G. Tombros	61,750	92,501	—	154,251

(1)
The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with ASC 718 of awards of deferred stock units made to non-employee directors for the fiscal year ended December 31, 2010. The fair value of awards of deferred stock units to non-employee directors is the closing price of our common stock on the date of grant. Additional information about the assumptions used in the calculation of these amounts is included in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2010 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 15, 2011.

(2)
The amounts in column (d) reflect the aggregate grant date fair value computed in accordance with ASC 718 for stock options granted to non-employee directors in 2010. For information regarding the assumptions used in the calculation of these amounts for grants made in 2010, see footnote 10 to our audited financial statements for the fiscal year ended December 31, 2010 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 15, 2011. Our non-employee directors have the following options outstanding as of December 31, 2010: Mr. Bonney (36,000); Dr. Broom (36,000); Mr. Groninger (48,000); Mr. Granadillo (36,000); Dr. Kuhla (48,000); Ms. Selisker (36,000); and Mr. Tombros (48,000).

 EQUITY COMPENSATION PLAN INFORMATION

        As of March 1, 2011, there were 6,481,631 shares subject to issuance upon exercise of outstanding options under all of our equity compensation plans referred to in the table below, at a weighted average exercise price of $6.95, and with a weighted average remaining life of 7.65 years. As of March 1, 2011, there were a total of 143,167 shares subject to outstanding restricted stock and restricted stock unit awards that remain subject to forfeiture, 671,844 shares subject to outstanding deferred stock unit awards, and there were 1,138,279 shares available for future issuance under those plans.

        The following table sets forth information regarding outstanding awards and shares reserved for future issuance under our equity compensation plans as of December 31, 2010.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	6,725,788	(1)	$6.69	(2)	2,337,175	(3)
Equity compensation plans not approved by security holders	None		N/A		None

Total	6,725,788	(1)	$6.69	(2)	2,337,175	(3)

(1)
Includes 801,718 shares of common stock issuable upon the vesting of restricted stock, restricted stock unit awards and deferred stock unit awards granted under our 2005 Omnibus Incentive Plan. The remaining balance consists of shares of common stock issuable upon the exercise of outstanding stock options granted under our 2005 Omnibus Incentive Plan and 1998 Stock Option Plan. Shares available for issuance under the 2005 Omnibus Incentive Plan may become subject to stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, or other equity awards, with such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and other limitations as determined by the Compensation Committee.

(2)
The weighted-average exercise price does not take into account shares of common stock issuable upon vesting of outstanding restricted stock or restricted stock units, which have no exercise price.

(3)
Includes 485,140 shares of common stock available for issuance under the Company's employee stock purchase plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our common stock as of March 15, 2011, except as otherwise indicated, by:

  (a)
  all those known by us to be beneficial owners of more than five percent of our outstanding common stock;

  (b)
  each current director and nominee for director;

  (c)
  each of the named executive officers referenced in the Summary Compensation Table; and

  (d)
  all of our named executive officers and directors as a group.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percent of Total(1)
Beneficial Owners of More Than 5%
Columbia Wanger Asset Management, LLC(2)	8,637,579	12.76%
227 West Monroe Street, Suite 3000 Chicago, IL 60606
FMR LLC(3)	8,321,683	12.30%
82 Devonshire St. Boston, MA 02109
Visium Balanced Master Fund, LTD(4)	5,128,762	7.58%
950 Third Avenue New York, NY 10022
BlackRock, Inc.(5)	4,993,136	7.38%
40 East 52nd Street New York, NY 10022
Directors and Named Executive Officers
Francois Nader(6)	781,913	1.16%
Luke Beshar(6)	202,689	*
Roger Garceau(6)	131,404	*
Sandra Cottrell(6)	55,802	*
Edward Stratemeier(6)	53,986	*
Peter G. Tombros(7)	261,060	*
Donald E. Kuhla(7)	193,150	*
Michael W. Bonney(7)	149,504	*
Rachel R. Selisker(7)	147,760	*
James G. Groninger(8)	137,977	*
Colin Broom(7)	35,794	*
Pedro Granadillo	—	—
All directors, nominees for director and executive officers as a group (14 persons)(9)	2,268,264	3.29%

*
Means less than 1%.

The beneficial ownership table on page 71 is based upon information supplied to us by our executive officers and directors and contained in Schedules 13D and 13G filed with the SEC by our principal stockholders. Where information is based on a Schedule 13D or 13G filing, the number of shares shown as beneficially owned is as of the date for which information was provided therein. Beneficial ownership is determined in accordance with SEC rules and generally includes shares over which a person has or shares voting or investment power. Shares subject to stock options that are presently exercisable or exercisable within 60 days of March 15, 2011, shares subject to restricted stock units that vest within 60 days of March 15, 2011 and shares represented by deferred stock units are deemed to be outstanding and to be beneficially owned by the person holding such options, restricted stock units or deferred stock units for the purpose of computing the percentage ownership of such person.

  The business address of each director and named executive officer listed above is 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

(1)
The calculation of percentage ownership for each listed beneficial owner is based upon the 67,681,383 shares of the Company's common stock issued and outstanding at March 15, 2011. Except as otherwise indicated, each of the persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)
Based on information contained in the Schedule 13G/A filed by Columbia Wanger Asset Management, LLC ("CWAM") on February 10, 2011. CWAM has sole voting power over 8,015,579 shares and sole dispositive power over 8,637,579 shares.

(3)
Based on information contained in the Schedule 13G/A filed on February 14, 2011 by FMR LLC ("FMR"), Edward C. Johnson 3d ("Johnson"), Fidelity Management & Research Corporation ("FMRC") and Fidelity Growth Company Fund ("FGCF"). FMRC, a wholly-owned subsidiary of FMR, is the beneficial owner of 8,321,683 shares as a result of acting as investment adviser to various investment companies (the "Funds"). Each of Johnson and FMR, through its control of FMRC and the Funds, has sole power to dispose of the 8,321,683 shares owned by the Funds. Neither Johnson nor FMR has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. FMRC carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(4)
Based on information contained in the Schedule 13G/A filed on February 14, 2011 by Visium Balanced Master Fund, LTD ("VBMF"), Visium Asset Management, LP ("VAM"), JG Asset, LLC ("JGA") and Jacob Gottlieb ("Gottlieb"). Each of VAM and Gottlieb may be deemed to have sole voting and dispositive power over all of these shares. By virtue of its position as investment manager to pooled investment funds, VAM may be deemed to beneficially own the 5,128,762 shares beneficially owned by the pooled investment vehicles. By virtue of his position as the Managing Member of JGA, Gottlieb may be deemed to beneficially own the 5,128,762 shares beneficially owned by JGA. Each of VBMF and JGA are deemed to have shared voting and dispositive power over all of these shares.

(5)
Based on information contained in the Schedule 13G/A filed by Blackrock, Inc. ("Blackrock") on February 7, 2011.

(6)
These figures include shares issuable pursuant to options that are presently exercisable or exercisable within 60 days of March 15, 2011, as follows: 631,121 for Dr. Nader, 182,689 for Mr. Beshar, 103,125 for Dr. Garceau, 39,500 for Dr. Cottrell, 52,250 for Mr. Stratemeier, and 25,000 for Ms. Bryan. The figure for Dr. Nader also includes 16,667 shares subject to a restricted stock unit award that vests within 60 days of March 15, 2011.

(7)
These figures include (i) shares issuable pursuant to options that are presently exercisable or exercisable within 60 days of March 15, 2011, as follows: 25,500 for Mr. Tombros, 25,500 for Dr. Kuhla, 13,500 for Mr. Bonney, 13,500 for Ms. Selisker, and 15,750 for Dr. Broom; and (ii) shares represented by deferred stock units as follows: 145,060 for Mr. Tombros, 126,850 for Dr. Kuhla, 132,004 for Mr. Bonney, 134,260 for Ms. Selisker, and 20,044 for Dr. Broom.

(8)
Includes 750 shares held by Mr. Groninger's spouse, for which he disclaims beneficial ownership. Also includes 111,727 shares represented by deferred stock units and 25,500 shares issuable pursuant to options that are presently exercisable or exercisable within 60 days of March 15, 2011.

(9)
Includes 800,112 shares represented by deferred stock units and 1,152,934 shares issuable pursuant to options that are presently exercisable or exercisable within 60 days of March 15, 2011. All of the shares of common stock with respect to which our directors, director nominees and named executive officers share voting or investment power or disclaim beneficial ownership are described above.

Rule 10b5-1 Plans

        We have adopted a policy and implemented procedures that would allow directors, officers and employees to effect sales of our securities pursuant to Rule 10b5-1 of the Exchange Act. Under this rule, our directors, officers and employees may adopt a prearranged written trading plan that provides for the purchase or sale of our securities on specified conditions. A written trading plan meeting the requirements of Rule 10b5-1 has been approved by us and may be adopted by any of our officers, directors or employees from time to time.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC initial reports of ownership and changes in ownership of our common stock. Officers, directors and 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file with the SEC.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our directors and officers that no other reports were required, we believe that all of these filing requirements were timely satisfied by our directors, officers and 10% stockholders during the fiscal year ended December 31, 2010, except for: (i) a Form 4 filed for Dr. Nader on March 18, 2010 that included one transaction that was not timely filed due to an inadvertent failure to report the vesting of restricted stock units, although the grant of those restricted stock units had been timely reported on a Form 4, and (ii) a Form 4 was not timely filed for a sale of NPS common stock that was made on February 3, 2010 through an account managed by Dr. Nader's broker, who inadvertently effected the sale of NPS common stock without specific instructions from, and timely notice to, Dr. Nader.

 REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

        We maintain policies and procedures relating to the review, approval or ratification of transactions in which NPS is a participant and in which any of our directors, executive officers, 5% stockholders or their family members have a direct or indirect material interest. We refer to these individuals and entities in this Proxy Statement as related persons. Our Code of Business Conduct and Ethics, which is available on our website at www.npsp.com, prohibits our directors, executive officers, and employees and in some cases, their family members, from engaging in specified activities without prior written consent from the General Counsel. These activities typically relate to situations where an NPS employee, and in some cases, an immediate family member, may have significant financial or business interests in another company competing with or doing business with NPS, or who stands to benefit in some way from such a relationship or activity. Members of our Board of Directors are also required to disclose potential conflicts of interest to us for evaluation.

        Each year, we require our directors and executive officers to complete a questionnaire, among other things, to identify any transactions or potential transactions with us in which a director or an executive officer or one of their family members or associated entities has an interest. We also require that directors and executive officers notify us of any changes during the course of the year to the information provided in the annual questionnaire as soon as possible. In addition, the Board annually determines the independence of directors based on a review by the Board and the Nominating and Governance Committee as described under the section above captioned "Independence of Board". The Audit Committee of our Board of Directors, pursuant to its charter, has responsibility for reviewing and approving in advance any related person transactions as defined under SEC regulations.

        Other than compensation arrangements and other arrangements described under the sections above captioned "Executive Compensation" and "Director Compensation", during 2010, there was not, nor is there currently proposed, any transaction or series of similar transactions to which we are or will be a party:

  •
  in which the amount involved exceeded or will exceed $120,000; and

  •
  in which any director, nominee, executive officer, holder of more than 5% of our ordinary shares or any member of their immediate family had or will have a direct or indirect material interest.

 OTHER MATTERS

        We will provide to each stockholder, without charge and upon written request, a copy of our Annual Report on Form 10-K and any exhibit thereto. Any such written request should be directed to the office of our General Counsel at 550 Hills Drive, 3rd Floor, Bedminster, New Jersey 07921.

        The Board of Directors does not know of any matters that will be presented for consideration at the Annual Meeting other than those set forth herein and in the notice accompanying this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
Edward Stratemeier Senior Vice President, Legal Affairs, General Counsel and Corporate Secretary

April 15, 2011

ANNEX A

NPS PHARMACEUTICALS AMENDED AND RESTATED 2005 OMNIBUS INCENTIVE PLAN

2005 Omnibus Incentive Plan

NPS Pharmaceuticals, Inc.

As amended through May 18, 2011

Article 1. Establishment, Purpose, and Duration

        1.1    Establishment.    NPS Pharmaceuticals, Inc., a Delaware corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

        This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

        This Plan shall become effective upon stockholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

        1.2    Purpose of this Plan.    This Plan has been established by the Company to provide a means by which Employees, Directors, and Third Party Service Providers of the Company and its Subsidiaries and Affiliates may be given the opportunity to benefit from increases in the value of Shares through the granting of Awards under this Plan. The Company seeks to (a) retain the services of present Employees, Directors, and Third Party Service Providers; (b) secure and retain the services of new Employees, Directors, and Third Party Service Providers; and, (c) provide incentives for such persons to exert maximum efforts for the success of the Company and thereby promote the long-term interests of the Company, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

        1.3    Duration of this Plan.    Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

Article 2. Definitions

        Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

        2.1   "Affiliate" shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

        2.2   "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 4.3.

        2.3   "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

        2.4   "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

        2.5   "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        2.6   "Board" or "Board of Directors" means the Board of Directors of the Company.

        2.7   "Cash-Based Award" means an Award, denominated in cash, granted to a Participant as described in Article 10.

        2.8   "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

        2.9   "Committee" means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        2.10 "Company" means NPS Pharmaceuticals, Inc., a Delaware corporation, and any successor thereto as provided in Article 19 herein.

        2.11 "Covered Employee" means any salaried Employee who is or may become a "Covered Employee," as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

        2.12 "Director" means any individual who is a member of the Board of Directors of the Company.

        2.13 "Effective Date" has the meaning set forth in Section 1.1.

        2.14 "Employee" means any person designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

        2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        2.16 "Fair Market Value" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing price of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

        2.17 "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7.

        2.18 "Full Value Award" means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

        2.19 "Grant Price" means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

        2.20 "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

        2.21 "Insider" shall mean an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

        2.22 "Nonemployee Director" means a Director who is not an Employee.

        2.23 "Nonemployee Director Award" means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

        2.24 "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

        2.25 "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

        2.26 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

        2.27 "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

        2.28 "Participant" means any eligible individual as set forth in Article 5 to whom an Award is granted.

        2.29 "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

        2.30 "Performance Measures" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

        2.31 "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

        2.32 "Performance Share" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

        2.33 "Performance Unit" means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

        2.34 "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

        2.35 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        2.36 "Plan" means the NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan.

        2.37 "Plan Year" means the Company's fiscal year.

        2.38 "Restricted Stock" means an Award granted to a Participant pursuant to Article 8.

        2.39 "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

        2.40 "Share" means a share of common stock of the Company, par value of $.001 per share.

        2.41 "Stock Appreciation Right" or "SAR" means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

        2.42 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

        2.43 "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

        2.44 "Third Party Service Provider" means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

Article 3. Administration

        3.1    General.    The Plan shall be administered by or under the direction of the Board unless and until the Board delegates administration to a Committee. The Board may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Board, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Board shall be final and binding upon the Participants, the Company, and all other interested individuals.

        3.2    Authority of the Board.    The Board shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Board may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 16, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

        3.3    Delegation.

          (a)   The Board may delegate administration of the Plan to a Board committee composed of not fewer than two members (the "Committee"). All members of the Committee shall be Nonemployee Directors, to the extent necessary to comply with the applicable provisions of Rule 16b-3, Section 162(m) and the listing requirements of the Nasdaq Stock Market. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall in such event, be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

          (b)   The Board may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Board or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Board or such individuals may have under this Plan. The Board may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Board: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Board shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Board regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to this Plan and Maximum Awards

        4.1    Number of Shares Available for Awards.

          (a)   Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for grant to Participants under this Plan shall be nine million one hundred fifty thousand (9,150,000) Shares (the "Share Authorization").

          (b)   The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be nine million one hundred fifty thousand (9,150,000) Shares.

        4.2    Share Usage.    Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Board's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

        4.3    Annual Award Limits.    Unless and until the Board determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits") shall apply to grants of such Awards under this Plan:

          (a)   Options:    The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be three hundred thousand (300,000) plus the amount of the Participant's unused applicable Annual Award Limit for Options as of the close of the previous Plan Year.

          (b)   SARs:    The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall three hundred thousand (300,000) plus the amount of the Participant's unused applicable Annual Award Limit for SARs as of the close of the previous Plan Year.

          (c)   Restricted Stock or Restricted Stock Units:    The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be one hundred fifty thousand (150,000) plus the amount of the Participant's unused applicable Annual Award Limit for Restricted Stock or Restricted Stock Units as of the close of the previous Plan Year.

          (d)   Performance Units or Performance Shares:    The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be one hundred fifty thousand (150,000) Shares, or equal to the value of one hundred fifty thousand (150,000) Shares determined as of the date of vesting or payout, as applicable plus the amount of the Participant's unused applicable Annual Award Limit for Performance Units or Performance Shares as of the close of the previous Plan Year.

          (e)   Cash-Based Awards:    The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the value of one million dollars ($1,000,000), plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

          (f)    Other Stock-Based Awards.    The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be eighty thousand (80,000) plus the amount of the Participant's unused applicable Annual Award Limit for Other Stock-Based Awards as of the close of the previous Plan Year.

        4.4    Adjustments in Authorized Shares.    In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Board, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards. The Board, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

        Subject to the provisions of Article 16 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Board may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5. Eligibility and Participation

        5.1    Eligibility.    Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

        5.2    Actual Participation.    Subject to the provisions of this Plan, the Board may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

        6.1    Grant of Options.    Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company's consolidated group for United States federal tax purposes.

        6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Board shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

        6.3    Option Price.    The Option Price for each grant of an Option under this Plan shall be determined by the Board in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.

        6.4    Term of Options.    Each Option granted to a Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified

Stock Options granted to Participants outside the United States, the Board has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.

        6.5    Exercise of Options.    Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

        6.6    Payment.    Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Board, or by complying with any alternative procedures which may be authorized by the Board, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

        A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Board, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Board may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) pursuant to a broker-assisted exercise same-day sales program; (d) by a combination of (a) (b), and (c); or (e) any other method approved or accepted by the Board in its sole discretion.

        Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        Unless otherwise determined by the Board, all payments under all of the methods indicated above shall be paid in United States dollars.

        6.7    Restrictions on Share Transferability.    The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

        6.8    Termination of Employment.    Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

        6.9    Notification of Disqualifying Disposition.    If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition prior to the end of the calendar year in which such disposition occurred.

        6.10    Retirement of Participant.    Notwithstanding any contrary provision in this Plan, in the event a Participant's employment as an Employee, or service as a Director or Third Party Service Provider terminates due to a Participant's Retirement, the Participant shall vest in that number of Shares subject to the Option that would have vested had the Participant remained an Employee, Director, or Third Party Service Provider for an additional two (2) years from the date of Retirement. In addition, the Option shall remain exercisable until the expiration of its term. For purposes of this paragraph, "Retirement" shall mean the termination of service of a Participant with the Company, a Subsidiary, or an Affiliate on or after the date on which the Participant's number of completed years of service with the Company, a Subsidiary, or Affiliate and age equal or exceed seventy (70) (including termination due to death or Disability after such time).

Article 7. Stock Appreciation Rights

        7.1    Grant of SARs.    Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted SARs to the extent the Affiliate and/or Subsidiary is part of the Company's consolidated group for United States federal tax purposes.

        Subject to the terms and conditions of this Plan, the Board shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

        The Grant Price for each grant of a Freestanding SAR shall be determined by the Board and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

        7.2    SAR Agreement.    Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Board shall determine.

        7.3    Term of SAR.    The term of an SAR granted under this Plan shall be determined by the Board, in its sole discretion, and except as determined otherwise by the Board and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Board has the authority to grant SARs that have a term greater than ten (10) years.

        7.4    Exercise of Freestanding SARs.    Freestanding SARs may be exercised upon whatever terms and conditions the Board, in its sole discretion, imposes.

        7.5.    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

        7.6    Settlement of SAR Amount.    Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a)   The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

          (b)   The number of Shares with respect to which the SAR is exercised.

        At the discretion of the Board, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Board in its sole discretion. The Board's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

        7.7    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

        7.8    Other Restrictions.    The Board shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

        8.1    Grant of Restricted Stock or Restricted Stock Units.    Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Board shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

        8.2    Restricted Stock or Restricted Stock Unit Agreement.    Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, if any, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Board shall determine.

        8.3    Other Restrictions.    The Board shall impose such other conditions and/or restrictions, if any, on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

        To the extent deemed appropriate by the Board, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

        Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Board, in its sole discretion shall determine.

        8.4    Certificate Legend.    In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Board in its sole discretion:

  THE SALE OR TRANSFER OF SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE NPS PHARMACEUTICALS, INC. 2005 OMNIBUS INCENTIVE PLAN, AND IN THE ASSOCIATED AWARD AGREEMENT. A COPY OF THIS PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM NPS PHARMACEUTICALS, INC.

        8.5    Voting Rights.    Unless otherwise determined by the Board and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Board, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

        8.6    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

        8.7    Section 83(b) Election.    The Board may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units/Performance Shares

        9.1    Grant of Performance Units/Performance Shares.    Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Board shall determine.

        9.2    Value of Performance Units/Performance Shares.    Each Performance Unit shall have an initial value that is established by the Board at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

        9.3    Earning of Performance Units/Performance Shares.    Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        9.4    Form and Timing of Payment of Performance Units/Performance Shares.    Payment of earned Performance Units/Performance Shares shall be as determined by the Board and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

        9.5    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10. Cash-Based Awards and Other Stock-Based Awards

        10.1    Grant of Cash-Based Awards.    Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Board may determine.

        10.2    Other Stock-Based Awards.    The Board may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Board shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        10.3    Value of Cash-Based and Other Stock-Based Awards.    Each Cash-Based Award shall specify a payment amount or payment range as determined by the Board. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Board. The Board may establish performance goals in its discretion. If the Board exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

        10.4    Payment of Cash-Based Awards and Other Stock-Based Awards.    Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Board determines.

        10.5    Termination of Employment.    The Board shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Board, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 11. Transferability of Awards

        11.1    Transferability.    Except as provided in Section 11.2 below, during a Participant's lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Board may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant's death, may be provided.

        11.2    Board Action.    The Board may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Board may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8 under the Securities Act of 1933, as amended).

        11.3    Domestic Relations Orders.    Without limiting the generality of Section 11.1, and notwithstanding Section 11.2, no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid.

Article 12. Performance Measures

        12.1    Performance Measures.    The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

          (a)   Net earnings or net income (before or after taxes);

          (b)   Earnings per share;

          (c)   Net sales or revenue growth;

          (d)   Net operating profit;

          (e)   Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

          (f)    Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

          (g)   Earnings before or after taxes, interest, depreciation, and/or amortization;

          (h)   Gross or operating margins;

          (i)    Productivity ratios;

          (j)    Share price (including, but not limited to, growth measures and total shareholder return);

          (k)   Expense targets;

          (l)    Margins;

          (m)  Operating efficiency;

          (n)   Market share;

          (o)   Customer satisfaction;

          (p)   Working capital targets;

          (q)   Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

          (r)   Product development.

        Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Board may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Board, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Board also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

        12.2    Evaluation of Performance.    The Board may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

        12.3    Adjustment of Performance-Based Compensation.    Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Board shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Board determines.

        12.4    Board Discretion.    In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Board determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Board may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

Article 13. Dividend Equivalents

        Any Participant selected by the Board may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Board. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Board.

Article 14. Beneficiary Designation

        Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant's death shall be paid or exercised by the Participant's executor, administrator, or legal representative.

Article 15. Rights of Participants

        15.1    Employment.    Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

        Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

        15.2    Participation.    No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

        15.3    Rights as a Stockholder.    Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 16. Amendment, Modification, Suspension, and Termination

        16.1    Amendment, Modification, Suspension, and Termination.    Subject to Section 16.3, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's stockholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no material amendment of this Plan shall be made without stockholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

        16.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

        16.3    Awards Previously Granted.    Notwithstanding any other provision of this Plan to the contrary (other than Section 16.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

        16.4    Amendment to Conform to Law.    Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

Article 17. Withholding

        17.1    Withholding Generally.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

        17.2    Stock Withholding.    When, under applicable tax laws, a Participant incurs tax liability in connection with the vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Board shall, subject to compliance with all applicable laws and regulations, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon vesting of the Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Board and be in writing in a form acceptable to the Board.

Article 18. Corporate Transactions

        In the event of (a) a merger or consolidation in which the Company is not the surviving corporation; (b) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise; (c) a strategic corporate event, such as a merger or acquisition, where the Company is technically the surviving entity, but where other elements of a change of control are present, i.e., change in management team or Board composition; (d) a transaction which the Board determines in its sole discretion to constitute a change in control of the Company; or (e) any capital reorganization in which fifty percent (50%) of the Shares of the Company entitled to vote are exchanged, then, the time during which Awards outstanding under the Plan become vested shall be accelerated and all outstanding Awards shall become immediately exercisable upon such event and such Awards shall continue to be exercisable until the later of (i) twenty-four (24) months from the effective date of such event, or (ii) the time specified in the Award Agreement during which the Award is exercisable following a Participant's termination of service; provided, however, that in no event shall the Award be exercisable after the expiration of its term.

Article 19. Successors

        All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20. General Provisions

        20.1    Forfeiture Events.

          (a)   The Board may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

          (b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

        20.2    Legend.    The certificates for Shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer of such Shares.

        20.3    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

        20.4    Severability.    In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        20.5    Requirements of Law.    The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        20.6    Delivery of Title.    The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

          (a)   Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

          (b)   Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

        20.7    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        20.8    Investment Representations.    The Board may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

        20.9    Employees Based Outside of the United States.    Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Board, in its sole discretion, shall have the power and authority to:

          (a)   Determine which Affiliates and Subsidiaries shall be covered by this Plan;

          (b)   Determine which Employees and/or Directors or Third Party Service Providers outside the United States are eligible to participate in this Plan;

          (c)   Modify the terms and conditions of any Award granted to Employees \and/or Directors or Third Party Service Providers outside the United States to comply with applicable foreign laws;

          (d)   Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Board shall be attached to this Plan document as appendices; and

          (e)   Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

        Notwithstanding the above, the Board may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

        20.10    Uncertificated Shares.    To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

        20.11    Unfunded Plan.    Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

        20.12    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Board shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

        20.13    Retirement and Welfare Plans.    Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

        20.14    Deferred Compensation.    No deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan. Notwithstanding this intent, if any Award would be considered deferred compensation as defined under Code Section 409A and if the Plan fails to meet the requirements of Code Section 409A with respect to such Award, then such Award shall be null and void. However, the Board may permit deferrals of compensation pursuant to the terms of a Participant's Award Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

        20.15    Nonexclusivity of this Plan.    The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Board to adopt such other compensation arrangements as it may deem desirable for any Participant.

        20.16    No Constraint on Corporate Action.    Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

        20.17    Governing Law.    The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

ANNEX B

PROPOSED AMENDMENT TO ARTICLE FOURTH OF
THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OFCOMMON STOCK FROM
105,000,000 TO 175,000,000

        RESOLVED: That the first paragraph of ARTICLE FOURTH of the Company's Amended and Restated Certificate of Incorporation be, and it hereby is amended by deleting it in its entirety and substituting the following therefor:

        "This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is one hundred and eighty million (180,000,000) shares. One hundred and seventy-five million (175,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001)."

B-1

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000100774_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Michael W. Bonney 02 Colin Broom 03 Pedro Granadillo 04 James G. Groninger 05 Donald E. Kuhla 06 Francois Nader 07 Rachel R. Selisker 08 Peter G. Tombros NPS PHARMACEUTICALS, INC. 550 HILLS DRIVE, 3RD FLOOR BEDMINSTER, NJ 07921 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 To amend our 2005 Omnibus Incentive Plan to increase by 4,650,000 shares the aggregate number of shares of common stock reserved for issuance thereunder. 3 To amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 to 175,000,000 shares. 4 To hold an advisory vote on executive compensation. The Board of Directors recommends you vote 3 YEARS on the following proposal: 1 year 2 years 3 years Abstain 5 To hold an advisory vote on the frequency of the advisory vote on executive compensation. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 6 To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Please date this Proxy and sign your name exactly as it appears hereon. Joint owners should each sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please indicate your title as such. If executed by a corporation, the Proxy should be signed in the corporate name by a duly authorized officer who should indicate his title. Yes No Please indicate if you plan to attend this meeting

0000100774_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . NPS PHARMACEUTICALS, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 18, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned constitutes and appoints each of Francois Nader and Edward Stratemeier (with full power to act alone), the lawful proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of NPS Pharmaceuticals, Inc., registered in the name provided herein which the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders, or any adjournment or postponement thereof. This meeting will be held at the Bernards Inn, 27 Mine Brook Road, Bernardsville, NJ 07924 on May 18, 2011 at 2:00 p.m., Eastern Time. This Proxy is given in accordance with the instructions indicated, and carries discretionary authority related to any and all other matters that may come before the meeting and any adjournments thereof. This Proxy when properly executed will be voted as directed on the reverse side. If no direction is made, this Proxy will be voted FOR the election of the eight (8) directors, FOR the amendment to the Company’s 2005 Omnibus Incentive Plan, FOR the amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, FOR the proposal regarding an advisory vote on executive compensation, EVERY THREE YEARS for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation, and FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year. Continued and to be signed on reverse side TO THE STOCKHOLDERS OF NPS PHARMACEUTICALS, INC.:  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NPS Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 18, 2011, at 2:00 p.m. (ET) at the Bernards Inn, 27 Mine Brook Road, Bernardsville, NJ 07924 for the purposes of considering and acting on the following:  1. To elect eight members to the Board of Directors, each for a term of one year. 2. To amend our 2005 Omnibus Incentive Plan to increase by 4,650,000 shares the aggregate number of shares of common stock reserved for issuance thereunder.  3. To amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 to 175,000,000 shares.  4. To hold an advisory vote on executive compensation.  5. To hold an advisory vote on the frequency of the advisory vote on executive compensation.  6. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  7. To transact such other business as may properly come before the meeting or any adjournment thereof.